                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

California Water Service Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        California Water Service Company Common Stock, no par value California Water Service Company Preferred Stock, par value $25.00

     (2)  Aggregate number of securities to which transaction applies:

        6,500,000 shares of California Water Service Company Common Stock 139,000 shares of California Water Service Company Preferred Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        $42.0625 per share of California Water Service Company Common Stock $25.00 per share of California Water Service Company Preferred Stock

     (4)  Proposed maximum aggregate value of transaction:

        $276,881,250

     (5)  Total fee paid:

        $55,377.00

          (a) Based on 6,500,000 shares of California Water Service Company Common Stock (of which 6,309,570 were outstanding as of February 18, 1997) and 139,000 shares of California Water Service Company Preferred Stock outstanding as of February 18, 1997.

          (b) Calculated pursuant to Exchange Act Rules 0-11(a)4 and 0-11(c)(1), based upon the $42.0625 average of the high and low sales price for California Water Service Company Common Stock on February 28, 1997 and the book value of California Water Service Company Preferred Stock as of February 28, 1997.

          (c) Pursuant to Exchange Act Rules 14a-6(i)(4) and 0-11, the filing fee represents 1/50th of one percent of the value of the securities to be transferred to security holders in the transaction.

[X]  Fee paid previously with preliminary materials.
                                           [X]  Confidential, for Use of the
                                                Commission Only
                                             (as permitted by Rule 14a-6(e)(2))

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

LOGO
           CALIFORNIA WATER SERVICE COMPANY
         1720 NORTH FIRST STREET - SAN JOSE, CA 95112-4598

                                 March 18, 1997

Dear California Water Service Company Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of California Water Service Company on Wednesday, April 16, 1997, at 10:00 a.m. The annual meeting will be held at the executive office of California Water Service Company, 1720 North First Street, San Jose, California.

     AT THE ANNUAL MEETING, COMPANY SHAREHOLDERS WILL BE ASKED TO CONSIDER AND VOTE ON A PROPOSAL TO FORM A HOLDING COMPANY STRUCTURE FOR THE COMPANY. The holding company's name will be California Water Service Group. The Board of Directors and management of the Company believe that a holding company structure will be in the best interests of the Company and its shareholders. This structure will help the Company respond more effectively and efficiently to competitive changes occurring in the water industry and to new business opportunities that may arise from these changes. It will enhance the separation of the Company's regulated water business from non-regulated businesses, and will provide greater financing flexibility for the non-regulated businesses.

     THE QUESTIONS AND ANSWERS ON THE FOLLOWING PAGES PROVIDE INFORMATION ON THE PROPOSED HOLDING COMPANY STRUCTURE AND WHAT IT MEANS TO YOU AS A SHAREHOLDER. You should also read the enclosed Proxy Statement/Prospectus which contains a more extensive discussion of the proposal, including a description of the formation of a holding company structure and the conversion of Company common and preferred stock into common and preferred stock of California Water Service Group. Briefly, in connection with the formation of the new corporate structure, Company common stock shareholders would be issued two shares of California Water Service Group common stock for each share of Company common stock and Company preferred stock shareholders would be issued one share of California Water Service Group preferred stock for each share of Company preferred stock. Although the number of shares of preferred stock would not be doubled, the voting rights of the California Water Service Group preferred stock shareholders will be doubled in comparison to the existing voting rights of the holders of Company preferred stock in order to maintain the same relative voting power as such persons now have as shareholders of Company preferred stock. As a result, the Company's common and preferred stock will be effectively split two-for-one in connection with the formation of the holding company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS APPROVAL OF THE HOLDING COMPANY STRUCTURE AND URGES EACH SHAREHOLDER TO VOTE FOR THE NEW CORPORATE STRUCTURE.

     At the annual meeting, Company shareholders also will be asked to vote on the election of directors and ratification of KPMG Peat Marwick, LLP as the selection of independent auditors for 1997. During the annual meeting, management of the Company will report on operations and other matters affecting the Company, and will respond to shareholders' questions.

     Your vote on the matters presented at the annual meeting is important, regardless of the number or class of shares you own. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                          Sincerely,

                                          LOGO
                                          Robert W. Foy

                                          Chairman of the Board

                                          LOGO
                                          Peter C. Nelson
                                          President and Chief Executive Officer

            QUESTIONS AND ANSWERS ABOUT THE PROPOSED HOLDING COMPANY

     You may notice that this year's proxy materials look different. This is because they include an extensive discussion of the Board's proposal to form a holding company for California Water Service Company (the "Company"). This proposal is briefly discussed below. For detailed information on this proposal, shareholders are urged to read the accompanying Proxy Statement/Prospectus in its entirety. For your convenience, however, the answers below are cross-referenced in many cases to the page or pages of the Proxy Statement/Prospectus in which the topic is discussed in more detail.

WHAT IS BEING PROPOSED?

     The Board of Directors proposes to form a holding company, a structure which is commonly used throughout the utility industry, including water utilities. The Company would become a subsidiary of the holding company. The Company's current shareholders would own the common and preferred stock of the holding company rather than common and preferred stock of the Company. (Please see pages 11 and 12 of the Proxy Statement/Prospectus.)

WHAT WOULD THE NEW HOLDING COMPANY BE CALLED?

     The holding company will be named California Water Service Group.

WHY IS A HOLDING COMPANY BEING FORMED?

     The Board of Directors believes that this structure will help the Company to respond more effectively and efficiently to competitive changes occurring in the water industry and to new non-regulated business opportunities that may arise from these changes. It will enhance the separation of the Company's regulated water business from its non-regulated businesses (which will be undertaken by a new, non-regulated subsidiary of California Water Service Group to be called CWS Utility Services) and will provide greater financing flexibility for the non-regulated businesses. (Please see pages 6 and 12.)

HOW SOON WOULD THE HOLDING COMPANY STRUCTURE BE FORMED, IF IT IS APPROVED BY SHAREHOLDERS?

     Management intends to form the holding company structure as soon as practical and hopes this will occur at the latest by the end of 1997. However, since approval from the California Public Utilities Commission is required, the exact timing is not known and delays could occur. (Please see pages 13 and 14.)

HOW WOULD MY OWNERSHIP OF COMPANY STOCK BE AFFECTED BY THE NEW STRUCTURE?

     When the new structure is formed, owners of Company common stock automatically would become owners of the California Water Service Group common stock on a two-for-one basis. In addition, owners of Company preferred stock automatically would become owners of California Water Service Group preferred stock on a one-for-one basis. The voting rights of the holders of the California Water Service Group preferred stock would be doubled to maintain their current relative voting power. California Water Service Group common stock would be traded on the New York Stock Exchange just like the Company's common stock is currently traded. The trading symbol would remain CWT. (Please see page 13.)

WOULD SHAREHOLDERS HAVE TO TURN IN THEIR CURRENT STOCK CERTIFICATES?

     No. Existing Company stock certificates automatically would represent the same number of shares and class of stock of California Water Service Group. California Water Service Group will issue additional certificates of its common stock to the common shareholders so that you have certificates representing the extra shares of California Water Service Group common stock you are entitled to as a result of the holding company formation. IT WOULD NOT BE NECESSARY FOR HOLDERS OF COMPANY STOCK TO EXCHANGE THEIR STOCK CERTIFICATES. If you wish, you may exchange your Company certifi cates for those of California Water Service Group by requesting that new certificates be issued. (Please see page 13.)

HOW WOULD A HOLDING COMPANY STRUCTURE AFFECT DIVIDENDS?

     Instead of the dividends being paid by the Company, they would be paid by California Water Service Group. When the restructuring takes effect, we expect the holding company dividends to be no less than the dividends the Company is paying on its stock at that time, adjusted for the effective two-for-one stock split. Subsequently, the dividend would depend on the financial performance of the Company and CWS Utility Services (the non-regulated subsidiary), and on other factors. We expect the California Water Service Group dividends to be paid on approximately the same dates in each year as the Company dividends are paid now.

WOULD THE DIVIDEND REINVESTMENT PLAN REMAIN UNDER A HOLDING COMPANY STRUCTURE?

     Yes. This plan would be assumed by the California Water Service Group to enable you to reinvest your common stock dividends in the California Water Service Group common stock. No further action would be required to continue your participation in the dividend reinvestment plan.

HOW WOULD FORMATION OF A HOLDING COMPANY AFFECT PERSONAL FEDERAL INCOME TAXES?

     It wouldn't. There will be no federal income tax consequences to you when your Company shares are converted to the California Water Service Group shares. For capital gain purposes, the tax basis and holding period of the California Water Service Group shares would be the same as those for Company shares. (Please see pages 14 and 15.)

THE ENCLOSED PROXY STATEMENT/PROSPECTUS PRESENTS A THOROUGH AND DETAILED DISCUSSION OF THE BOARD'S PROPOSAL TO FORM A HOLDING COMPANY STRUCTURE. SHAREHOLDERS ARE URGED TO REVIEW THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

                        CALIFORNIA WATER SERVICE COMPANY

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- APRIL 16, 1997

To the Shareholders:

     The annual meeting of the shareholders of California Water Service Company, a California corporation (the "Company"), will be held, as provided in the Bylaws, on Wednesday, April 16, 1997, at 10 o'clock in the morning at the principal executive offices of the Company, 1720 North First Street, San Jose, California, for the following purposes:

          1. To approve the formation of a holding company pursuant to an Agreement of Merger dated as of March 6, 1997 (the "Merger Agreement"), by and between California Water Service Group ("Holding Co."), CWSG Merger Company ("Merger Co.") and the Company, pursuant to which Merger Co. would merge with and into the Company and the Company would become a wholly-owned subsidiary of Holding Co. (the "Merger");

          2. To elect the Board of Directors consisting of nine directors to serve until the next annual meeting in 1998;

          3. To consider and act upon ratification of the appointment of KPMG Peat Marwick, LLP as independent auditors; and

          4. To act upon such other matters as may properly come before such meeting or any adjournment thereof.

     In accordance with the Bylaws of the Company, only shareholders of record at the close of business on Tuesday, February 18, 1997, will be entitled to vote at this meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          PAUL G. EKSTROM, Corporate Secretary

San Jose, California
March 18, 1997

                         PROXY STATEMENT/PROSPECTUS OF

                        CALIFORNIA WATER SERVICE COMPANY

                                      AND

                         CALIFORNIA WATER SERVICE GROUP

     This Proxy Statement/Prospectus is being furnished to the shareholders of California Water Service Company, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the annual meeting of shareholders of the Company to be held on April 16, 1997 (the "Meeting"). This Proxy Statement/Prospectus is first being mailed to holders of the Company's common and preferred stock on or about March 18, 1997.

     The Meeting has been called to consider and vote upon proposals:

          1. To approve the formation of a holding company structure pursuant to an Agreement of Merger dated as of March 6, 1997 (the "Merger Agreement"), by and between California Water Service Group ("Holding Co."), CWSG Merger Company ("Merger Co.") and the Company, pursuant to which Merger Co. would merge with and into the Company and the Company would become a wholly-owned subsidiary of Holding Co. (the "Merger");

          2. To elect the Board of Directors consisting of nine directors to serve until the next annual meeting in 1998;

          3. To consider and act upon ratification of the appointment of KPMG Peat Marwick, LLP as independent auditors; and

          4. To act upon such other matters as may properly come before such meeting or any adjournment thereof.

     If the Merger is approved, and subject to the satisfaction or waiver of the other conditions in the Merger Agreement, Merger Co. shall be merged with and into the Company which shall continue without change as the surviving corporation, and the Company shall become a wholly-owned subsidiary of Holding Co. Pursuant to the Merger Agreement, each share of Company Common Stock issued and outstanding at the time of the Merger will be converted into two shares of Holding Co. Common Stock and each share of existing Company Cumulative Preferred Stock, Series C ("Company Preferred Stock") will be converted into one share of Cumulative Preferred Stock, Series C of Holding Co. ("Holding Co. Preferred Stock"). The voting rights of the holders of Holding Co. Preferred Stock will be doubled in comparison to the existing voting rights of the holders of Company Preferred Stock. As a result, the Company's common and preferred stock will be effectively split two-for-one in connection with the formation of the holding company. The specific details of the plan of merger are more fully discussed under the heading "ITEM NO. 1 -- THE FORMATION OF A HOLDING COMPANY" in this Proxy Statement/Prospectus, and the Merger Agreement is set forth in full in Exhibit A to this Proxy Statement/Prospectus.

     Each share of Company Common Stock is entitled to one vote and each share of Company Preferred Stock is entitled to eight votes. The Merger requires both the affirmative vote by the holders of a majority of the shares of Company Common Stock and the affirmative vote by the holders of a majority of the shares of Company Preferred Stock.

     This Proxy Statement/Prospectus also constitutes the Prospectus of Holding Co. under the Securities Act of 1933, as amended (the "1933 Act"), for the issuance of up to 13,000,000 shares of Holding Co. Common Stock, without par value, and 139,000 shares Cumulative Preferred Stock, Series C, par value of $25.00, to be issued in exchange for Company Common Stock and Company Preferred Stock in the Merger. This Proxy Statement/Prospectus does not cover any resales of Holding Co. Common or Preferred Stock to be received by the shareholders of the Company in the Merger, and no person is authorized to make any use of this Proxy Statement/Prospectus in connection with any such resale.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Proxy Statement/Prospectus is March 18, 1997.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION WITH RESPECT TO THE MATTERS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OTHER THAN THOSE CONTAINED HEREIN OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN. ANY INFORMATION OR REPRESENTATIONS WITH RESPECT TO SUCH MATTERS NOT CONTAINED HEREIN OR THEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR THE SOLICITATION OF A PROXY OR AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATES HEREOF OR THEREOF.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy and information statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the SEC: Chicago Regional Office, Northwest Atrium, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and the New York Regional Office, Seven World Trade Center, 13th Floor, New York, New York, 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Washington D.C. 20549. The Company is also required to file electronic versions of these documents with the SEC through the SEC's Electronic Data Gathering Analysis and Retrieval (EDGAR) system. The SEC maintains a world wide web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. In addition, reports, proxy and information statements and other information concerning the Company can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which Company Common Stock is listed.

     Following completion of the Merger described in this Proxy Statement/Prospectus, Holding Co. will file such reports and other information under the Exchange Act, and Holding Co. will send its shareholders annual reports containing financial information which has been examined and reported upon, with an opinion expressed by, independent auditors. Following completion of the Merger, the Company will no longer remain a reporting company under the Exchange Act.

     Holding Co. has filed with the SEC a Registration Statement on Form S-4 (No. 333-22915) under the 1933 Act relating to the shares of Holding Co. Common and Preferred Stock to be issued in connection with the Merger (the "Registration Statement"). This Proxy Statement/Prospectus also constitutes the Prospectus of Holding Co. filed as part of the Registration Statement and does not contain all the information set forth in the Registration Statement and Exhibits thereto. The Registration Statement and the Exhibits thereto may be inspected and copied, at prescribed rates, at the public reference facilities maintained by the SEC at the addresses set forth above.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Proxy Statement/Prospectus incorporates documents by reference which are not presented herein or delivered herewith. These documents are available upon request from California Water Service Company, Attn.: Shareholders' Relations, 1720 North First Street, San Jose, CA 95112-4598 (telephone 408-451-8200). In order to ensure timely delivery of the documents, any request should be made by April 2, 1997.

     The following documents filed by the Company with the SEC are incorporated in this Proxy Statement/Prospectus by reference:

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 1995.

          2. The Company's Quarterly Reports on Form 10-Q for the quarters ending March 31, 1996, June 30, 1996 and September 30, 1996.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement/Prospectus and prior to the termination of the offering covered by this Proxy Statement/Prospectus shall be deemed incorporated by reference and to be part of this Proxy Statement/Prospectus from the date of filing of such documents. Any statement contained herein or in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

                               TABLE OF CONTENTS

SUMMARY.............................................................................        5
GENERAL INFORMATION.................................................................        8
SOLICITATION OF PROXY AND REVOCABILITY; VOTING SECURITIES...........................        8
ITEM NO. 1 -- THE FORMATION OF A HOLDING COMPANY....................................       11
ITEM NO. 2 -- ELECTION OF DIRECTORS.................................................       16
ITEM NO. 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS...................       18
COMPENSATION OF EXECUTIVE OFFICERS..................................................       19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.....................................       23
SECURITY OWNERSHIP OF MANAGEMENT....................................................       23
OTHER MATTERS.......................................................................       23
EXHIBIT A -- AGREEMENT OF MERGER....................................................      A-1
EXHIBIT B -- RESTATED ARTICLES OF INCORPORATION OF CALIFORNIA WATER SERVICE GROUP...      B-1
EXHIBIT C -- BYLAWS OF CALIFORNIA WATER SERVICE GROUP...............................      C-1

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. This summary does not contain a complete statement of all material features of the Merger and is qualified in its entirety by reference to the full text of this Proxy Statement/Prospectus and the Exhibits hereto. California Water Service Company ("Company") shareholders are urged to read this Proxy Statement/Prospectus and the accompanying Exhibits in their entirety.

                ITEM NO. 1:  THE FORMATION OF A HOLDING COMPANY

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
            VOTE FOR APPROVAL OF THE FORMATION OF A HOLDING COMPANY

AGREEMENT OF MERGER

     Pursuant to the Agreement of Merger, a copy of which is attached as Exhibit A (the "Merger Agreement"), the corporate structure of the Company will be reorganized into a holding company structure in which California Water Service Group is the parent holding company. Pursuant to the Merger Agreement, CWSG Merger Company ("Merger Co."), a subsidiary of California Water Service Group ("Holding Co.") and specifically formed to be the catalyst for the corporate reorganization, shall be merged with and into the Company which shall continue without change as the surviving corporation (such merger being referred to herein as the "Merger"). Following the Merger, Holding Co. shall be the sole shareholder of the Company. Following the Merger, Holding Co. will form a second subsidiary (CWS Utility Services) to engage in utility services which are not subject to regulation by the California Public Utilities Commission ("CPUC").

     Pursuant to the Merger Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Merger shall be automatically changed and converted into two shares of Holding Co. Common Stock, which shall thereupon be issued and fully-paid and non-assessable. In addition, each share of Company Cumulative Preferred Stock, Series C ("Company Preferred Stock") issued and outstanding immediately prior to the Merger shall be automatically changed and converted into one share of Holding Co. Cumulative Preferred Stock, Series C ("Holding Co. Preferred Stock") which shall thereupon be issued and fully-paid and non-assessable, and shall have rights, preferences, privileges and restrictions substantially similar to those of Company Preferred Stock being converted, except that the voting rights of the holders of Holding Co. Preferred Stock will be doubled (from the current number of eight to sixteen) so that each holder of shares of Holding Co. Preferred Stock maintains the same relative voting power as such person had as a holder of Company Preferred Stock. In addition, the authorized number of shares of Holding Co. Common Stock will be increased to 25,000,000. As a result of the Merger, the Company's common and preferred stock will be effectively split two-for-one in connection with the formation of the holding company. The shares of Holding Company Stock which were in existence prior to the Merger will be canceled in the Merger.

     Following the Merger, the Company shall continue to conduct its operations without change from the way it currently conducts such operations. The Company's Board of Directors, officers and employees will not be affected by the Merger; the Board of Directors of California Water Service Group will be identical to the Company's Board. In addition, the Company will continue to own and control its assets and operations just as it did prior to the Merger. There will be no sale, conveyance or transfer of any Company assets or utility properties as a result of the Merger. The Company's first mortgage bonds and senior notes will remain as obligations of the Company and will not be assumed by Holding Co.

     Upon consummation of the Merger, Holding Co. shall deliver to The First National Bank of Boston, P.O. Box 644, Boston, Massachusetts 02102-0644, as transfer agent (the "Transfer Agent"), certificates representing the number of shares of Holding Co. Common Stock equal to the difference between the number of shares of Holding Co. Common Stock outstanding after the Merger and the number of shares of Company Common Stock outstanding immediately prior to the Merger and the Transfer Agent shall deliver to each record holder of Holding Co. Common Stock a certificate or certificates representing the number of additional shares of Holding Co. Common Stock to which such record holder is entitled. Until surrendered or presented for transfer, each outstanding stock certificate which, prior to the Effective Time represented Company Common Stock or Company Preferred Stock, as the case may be, shall be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of Holding Co. Common Stock or Holding Co. Preferred Stock, as the case may be, as though such surrender or transfer and exchange had taken place. Accordingly, shareholders are not required to exchange such stock certificates.

NO APPRAISAL RIGHTS

     Approval of the outstanding shares of Company stock is not required by any of Sections 1201(a), (b), (e) or (f) of the California Corporations Code. Therefore, holders of Company stock will not, under California law, be entitled to any appraisal rights as a result of the Merger.

REASONS FOR THE REORGANIZATION

     The water industry is experiencing competitive changes and the potential exists for new growth. The Company has in the past participated in public/private partnerships, such as a lease of a water system, a management contract for a water system or a billing services contract, and anticipates opportunities for further participation and development. The formation of the holding company structure will provide a corporate structure with a clear separation between the regulated water business and other utility businesses that are not subject to regulation by the CPUC. It will also provide a framework that can better accommodate future growth. Finally, the holding company structure, which is utilized by many other water companies, will facilitate the financing of, and accounting for, new non-regulated business activities.

VOTE REQUIRED

     Under the Merger Agreement and California law, the Merger requires both the affirmative vote by the holders of a majority of the shares of the Company Common Stock and the affirmative vote by the holders of a majority of the shares of Company Preferred Stock.

     Each of the Company's directors and executive officers and their affiliates own less than one percent (1%) of the voting securities of the Company. After the Merger, they will continue to own less than one percent (1%) of the voting securities of Holding Co.

CONDITIONS AND REGULATORY APPROVALS

     Consummation of the Merger is subject to the satisfaction of various conditions, including approval of the Merger by the CPUC and approval for listing of Holding Co. Common Stock on the New York Stock Exchange, receipt of an opinion as to the qualification of the Merger as a tax-free reorganization and various other conditions. See "ITEM NO. 1: THE FORMATION OF A HOLDING COMPANY -- Conditions to the Merger."

TERMINATION

     The Merger Agreement may be terminated at any time prior to consummation of the Merger by action of the Board of Directors of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Merger is intended to be a tax-free reorganization for federal income tax purposes. In satisfaction of a condition to the consummation of the Merger, the Company has received an opinion from McCutchen, Doyle, Brown & Enersen, LLP to the effect that the Merger will constitute a tax-free reorganization for federal income tax purposes. Consequently, Company shareholders who will receive only Holding Co. stock pursuant to the Merger will not recognize gain or loss for federal income tax purposes. The Company's shareholders are urged to consult their own tax advisors regarding the federal (and any applicable foreign, state and local) income tax consequences of the Merger. See "ITEM NO. 1: THE FORMATION OF A HOLDING COMPANY -- Certain Federal Income Tax Consequences."

EFFECTIVE TIME OF THE MERGER

     Pursuant to the Merger Agreement, the Merger will become effective at 11:59 p.m. on the last day of the calendar month after all conditions to the Merger have been satisfied or waived and during which the requisite officers' certificates and a copy of the Merger Agreement are filed with the Secretary of State of the State of California (the "Effective Time").

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     For the reasons stated herein, the Board of Directors of the Company believes that the Merger is in the best interests of the Company and the holders of the Company stock. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE FORMATION OF THE HOLDING COMPANY. See "ITEM NO. 1: THE FORMATION OF A HOLDING COMPANY -- Recommendation."

                       ITEM NO. 2:  ELECTION OF DIRECTORS

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
       SHAREHOLDERS VOTE FOR ELECTION OF ALL BOARD NOMINEES FOR DIRECTOR

     Nine persons have been nominated for election as directors of the Company. If the Merger is approved, the persons elected to be the directors of the Company will become the directors of Holding Co. upon consummation of the Merger. In the election of directors, the nine directors collecting the most votes will be elected. See "ITEM NO. 2: ELECTION OF DIRECTORS".

        ITEM NO. 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
          SHAREHOLDERS VOTE FOR RATIFICATION OF KPMG PEAT MARWICK, LLP
                 AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997

     The Board of Directors has selected KPMG Peat Marwick, LLP as the independent auditors to examine the financial statements of the Company for the year 1997. KPMG Peat Marwick, LLP has acted as auditors since 1939. Ratification of the selection of KPMG Peat Marwick, LLP as the Company's independent auditors by a majority of the votes of the holders of the outstanding shares of Company stock is also required. If the shareholders do not ratify the appointment of KPMG Peat Marwick, LLP, the selection of independent auditors will be reconsidered by the Board. If the Merger is approved, the independent auditors of the Company will become the independent auditors of Holding Co. and its subsidiaries.

DATE, TIME AND PLACE OF THE MEETING

     The Meeting will be held on April 16, 1997, at 10 a.m. local time at the executive office of the Company at 1720 North First Street, San Jose, California.

PERSONS ENTITLED TO VOTE

     The Company has fixed the close of business on February 18, 1997 as the record date for determining persons entitled to notice of and to vote at the Meeting. At the close of business on February 18, 1997, there were outstanding and entitled to vote 6,309,570 shares of Company Common Stock and 139,000 shares of Company Preferred Stock. Each share of Company Common Stock is entitled to one vote and each share of Company Preferred Stock is entitled to eight votes. See "SOLICITATION OF PROXY AND REVOCABILITY; VOTING SECURITIES: Record Date and Voting Rights."

                              GENERAL INFORMATION

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of California Water Service Company (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") and any adjournments or postponements thereof. This Proxy Statement/Prospectus also serves as the Prospectus of Holding Co. with regard to the offering of shares of Holding Co. stock to shareholders of the Company.

     At the Meeting, shareholders will be asked to consider and vote upon the Merger described in the Merger Agreement. A copy of the Merger Agreement is attached to this Proxy Statement/Prospectus as Exhibit A and is incorporated herein by reference. Under the terms of the Merger Agreement, CWSG Merger Company, a wholly-owned subsidiary of Holding Co., will be merged with and into the Company. The Company will be the surviving corporation in the Merger and will become a wholly-owned subsidiary of Holding Co. Upon consummation of the Merger, each share of Company Common Stock shall be converted into two shares of Holding Co. Common Stock and each share of Company Cumulative Preferred Stock, Series C ("Company Preferred Stock") shall be converted into one share of Holding Co. Cumulative Preferred Stock, Series C ("Holding Co. Preferred Stock"). The voting rights of the holders of Holding Co. Preferred Stock will be doubled in comparison to the existing voting rights of the holders of Company Preferred Stock and the authorized number of shares of Holding Co. Common Stock will be increased to 25,000,000. The rights, preferences, privileges and restrictions of the Holding Co. Common and Preferred Stock will otherwise be substantially the same as those of the Company Common and Preferred Stock being converted. As a result of the Merger, the Company's common and preferred stock will be effectively split two-for-one in connection with the formation of the holding company.

     Shareholders will also be asked to vote to elect nine directors to serve until the next annual meeting in 1998, and to ratify the appointment of independent auditors selected by the Board.

           SOLICITATION OF PROXY AND REVOCABILITY; VOTING SECURITIES

DATE, TIME AND PLACE OF ANNUAL MEETING

     The Meeting will be held on April 16, 1997 at 10:00 a.m. local time at the executive office of the Company, 1720 North First Street, San Jose, California.

RECORD DATE AND VOTING RIGHTS

     Only holders of record of Company stock at the close of business on February 18, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were approximately 6,000 shareholders of record and 6,309,570 shares of Company Common Stock outstanding and entitled to vote and 139,000 shares of Company Preferred Stock outstanding and entitled to vote.

     Each share of Company Common Stock is entitled to one vote and each share of Company Preferred Stock is entitled to eight votes, except that in the election of directors shareholders may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which their shares are entitled, or distribute their votes on the same principle among as many candidates as they think fit. No shareholder or proxy, however will be entitled to cumulate their votes unless such candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate votes for candidates in nomination. The Board of Directors is soliciting discretionary authority to cumulate votes if cumulative voting rights are exercised. The nine nominees receiving the highest number of votes at the Meeting will be elected as director.

     All other matters to come before the Meeting (other than approval of the formation of a holding company) shall be determined, assuming a quorum is present, by a vote of a majority of the votes entitled to be cast by shares represented at the Meeting and entitled to vote on such matters. A quorum for the purpose of conducting business at the Meeting exists when there are present in person or by proxy at the Meeting persons entitled to cast a majority of the votes entitled to be cast at the Meeting by the holders of the outstanding voting shares of the Company. Broker non-votes and abstentions will not be counted except for quorum purposes, and will have no effect on the election of the directors. In determining whether the requisite shareholder approval has been received on the other matters to come before the Meeting, broker non-votes will not be counted while abstentions will be counted and will therefore have the same effect as a vote against the matter.

     SHAREHOLDER APPROVAL OF THE FORMATION OF A HOLDING COMPANY STRUCTURE IS A CONDITION TO THE MERGER. BECAUSE SUCH SHAREHOLDER APPROVAL REQUIRES THE AFFIRMATIVE VOTE BY THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY COMMON STOCK AND THE AFFIRMATIVE VOTE BY THE HOLDERS OF A MAJORITY OF THE SHARES OF COMPANY PREFERRED STOCK, BROKER NON-VOTES WILL NOT BE COUNTED WHILE ABSTENTIONS WILL BE COUNTED AND WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE. THE BOARD OF DIRECTORS OF THE COMPANY URGES EVERY SHAREHOLDER OF THE COMPANY TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

VOTING BY PROXY

     Regardless of whether or not shareholders plan to attend the Meeting in person, all shareholders of the Company are urged to use the enclosed proxy card to vote their shares. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, (i) FOR the formation of the holding company structure, (ii) FOR the election of the Board's nominees as directors, and (iii) FOR ratification of KPMG Peat Marwick, LLP as the Company's independent auditors. The execution of a proxy will not affect the right to attend the Meeting and vote in person. A person who has given a proxy may revoke it any time before it is exercised at the Meeting by filing with the Corporate Secretary of the Company, a written notice of revocation of a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at such Meeting will not, by itself, revoke a proxy. If, for any unforeseen reason, any nominee should not be available as a candidate for director, the proxies will be voted for substitute nominees selected by the Board. Shares for which duly executed proxies are received will be voted according to the Board's best judgment upon such other matters as may properly come before the Meeting or any adjournment thereof.

ADJOURNMENTS

     The Meeting may be adjourned, even if a quorum is not present, by a majority of the votes of shareholders represented at the Meeting in person or by proxy. In the absence of a quorum at a Meeting, no other business may be transacted at that Meeting.

     Notice of the adjournment of a Meeting need not be given if the time and place thereof are announced at the Meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder of record entitled to vote at the Meeting. At adjourned Meetings, any business may be transacted which might have been transacted at the original Meeting.

SOLICITATION OF PROXIES

     The accompanying proxy relating to the Meeting is being solicited by the Board of Directors of the Company for use at the annual meeting. This statement and the accompanying proxy are being sent to shareholders on or about March 18, 1997.

     The Company will bear the entire cost of preparing, assembling, printing and mailing these proxy statements, the proxies and any additional materials which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and may also be made by telephone, telegraph, or personally, by directors, officers and regular employees of the Company who will receive no extra compensation for such services. In addition, the Company has retained Morrow & Co., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares held in the names of brokers, banks and other nominees, for a fee of $6,000 plus reimbursement of reasonable out-of-pocket expenses.

                ITEM NO. 1:  THE FORMATION OF A HOLDING COMPANY

                 SUMMARY OF THE FORMATION OF A HOLDING COMPANY

     The Board of Directors believes that it is in the best interest of the Company and its shareholders to reorganize the corporate structure of the Company by creating a holding company. To implement this reorganization, the Board of Directors has approved the Agreement of Merger (the "Merger Agreement") between the Company, California Water Service Group ("Holding Co.") and CWSG Merger Company, a wholly owned subsidiary of Holding Co. ("Merger Co."). A copy of the Merger Agreement is attached hereto as Exhibit A. Pursuant to the Merger Agreement, the corporate structure of the Company will be reorganized into a holding company. Merger Co., a subsidiary of Holding Co., will be merged with and into the Company which will continue, without change, as the surviving corporation (such merger is referred to herein as the "Merger").

     Following the Merger, Holding Co. will be the publicly-held parent corporation and sole shareholder of the Company. In addition, following the Merger, Holding Co. will form a second subsidiary (CWS Utility Services) to engage in utility services which are not subject to regulation by the California Public Utilities Commission ("CPUC"). A diagram illustrating the structure of the holding company organization is set forth below.

                              [STRUCTURE DIAGRAM]

     Following the Merger, the Company will continue to conduct its operations without change from the way it currently conducts such operations. While the immediate control of the Company will change from the Company's present shareholders to Holding Co., the ultimate control will remain unchanged, as the Company's present shareholders will, upon completion of the Merger, become shareholders of Holding Co., owning the same interest in Holding Co. as they now own in the Company. Holding Co.'s common shares will be listed on the New York Stock Exchange, just as the Company's common shares are currently listed, and Holding Co.'s common shares will be registered with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934. The directors of Holding Co. will initially be the same as the directors of the Company.

     Pursuant to the Merger Agreement each share of Company Common Stock issued and outstanding immediately prior to the Merger shall be automatically changed and converted into two shares of Holding Co. Common Stock and each share of Company Cumulative Preferred Stock, Series C ("Company Preferred

Stock") issued and outstanding immediately prior to the Merger shall be automatically changed and converted into one share of Holding Co. Cumulative Preferred Stock, Series C ("Holding Co. Preferred Stock"). The voting rights of the holders of Holding Co. Preferred Stock will be doubled in comparison to the existing voting rights of the holders of Company Preferred Stock and the authorized number of shares of Holding Co. Common Stock will be increased to 25,000,000. The rights, preferences, privileges and restrictions of the Holding Co. Common Stock and Preferred Stock will otherwise be substantially the same as those of the Company Common Stock and Preferred Stock being converted. As a result, the Company's common and preferred stock will be effectively split two-for-one in connection with the formation of the holding company.

     Initially, Holding Co. is not expected to be an operating company and its assets will consist principally of the capital stock of its subsidiaries, including the Company. It will derive its income principally from dividends from, and fees for services rendered, if any, to, its subsidiaries and from any interest on any loans to subsidiaries. For the foreseeable future, all Company personnel will remain Company employees and, to the extent such personnel perform services for Holding Co. or any other subsidiary, the Company will charge Holding Co. or such subsidiary for such services.

     Approval of the formation of the holding company requires the affirmative vote of the majority of votes of the holders of the outstanding shares of Company Common Stock and the affirmative vote of the majority of votes of the holders of the outstanding shares of Company Preferred Stock. If the Merger is approved and all other conditions in the Merger Agreement are satisfied or waived, the Merger will become effective at 11:59 p.m. on the last day of the calendar month during which the requisite officers' certificates and a copy of the Merger Agreement are filed with the Secretary of State of California (the "Effective Time").

                            BUSINESS OF THE COMPANY

     The Company is a public utility providing water service to 376,100 customers in 56 California communities through 21 separate water systems or districts. In the Company's 20 regulated systems serving 370,100 customers, rates and operations are subject to the jurisdiction of the CPUC. An additional 6,000 customers receive service through a long-term lease of the City of Hawthorne water system, which is not subject to CPUC regulation. The Company also has contracts with various municipalities to operate water systems and provide billing services to 27,500 other customers.

                                 RECOMMENDATION

     The water industry is experiencing competitive changes and the potential exists for new growth. The Company has in the past participated in public/private partnerships, such as a lease of a water system, a management contract for a water system or a billing services contract, and anticipates opportunities for further participation and development. The formation of the holding company structure will provide a corporate structure with a clear separation between the water business and other utility businesses that are not subject to regulation by the CPUC. It will also provide a framework that can better accommodate future growth. Finally, the holding company structure, which is utilized by many other water companies, will facilitate the financing of, and accounting for, new non-regulated business activities.

     ACCORDINGLY, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE FORMATION OF HOLDING COMPANY BE APPROVED BY THE HOLDERS OF COMPANY COMMON AND PREFERRED STOCK.

                         PRINCIPAL TERMS OF THE MERGER

     General. The following description of the principal terms of the Merger is subject to and qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. The consummation of the Merger is subject to the condition, among others, that the Merger Agreement and the Merger are approved by the shareholders of the Company.

     Effective Time of Merger. The Merger Agreement provides that the Merger will become effective at 11:59 p.m. on the last day of the calendar month during which the requisite officers' certificates and a copy of the Merger Agreement are filed with the Secretary of State of the State of California (the "Effective Time"). Such filing will not occur until all the conditions to the Merger have been satisfied or waived. See "Item No. 1: The Formation of a Holding
Company -- Conditions to the Merger."

     Conversion of Shares of Company Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any capital stock of the Company, each share of Company Common Stock shall be converted into two shares of Holding Co. Common Stock and each share of Company Preferred Stock shall be converted into one share of Holding Co. Preferred Stock. See "Item No. 1: The Formation of a Holding Company -- Post-Merger Rights of Holders".

     Optional Exchange of Company Stock Certificates. After the Effective Time, each holder of a certificate or certificates representing shares of Company Common Stock or Company Preferred Stock, as applicable, immediately prior to the Merger may, but shall not be required to, surrender the same to the Transfer Agent, and thereupon each holder or transferee shall be entitled to receive a certificate or certificates representing the number of shares of Holding Co. Common Stock or Preferred Stock, as applicable, equal to the number of shares of Company Common Stock or Preferred Stock surrendered.

     Outstanding Certificates. Until surrendered or presented for transfer, each outstanding stock certificate which, prior to the Effective Time represented Company Common Stock or Company Preferred Stock, as the case may be, shall be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of Holding Co. Common Stock or Holding Co. Preferred Stock, as the case may be, as though such surrender or transfer and exchange had taken place. Accordingly, shareholders are not required to exchange such stock certificates.

     Issuance of Additional Shares. On or prior to the Effective Time, Holding Co. shall deliver to The First National Bank of Boston, P.O. Box 644, Boston MA 02102-0644, as transfer agent (the "Transfer Agent"), certificates representing the number of shares of Holding Co. Common Stock equal to the difference between the number of shares of Holding Co. Common Stock outstanding pursuant to the Merger Agreement and the number of shares of Company Common Stock outstanding immediately prior to the Effective Time. Promptly after the Effective Time, the Transfer Agent shall deliver to each record holder of Holding Co. Common Stock, as of the Effective Time, a certificate or certificates representing the number of additional shares of Holding Co. Common Stock to which such record holder is entitled pursuant to the Merger Agreement.

     Company Stock Transfer Books. The stock transfer books for Company Common Stock and Company Preferred Stock shall be deemed to be closed at the Effective Time such that no transfer of shares of Company Common Stock and Company Preferred Stock outstanding prior to the Effective Time shall thereafter be made on such books.

     Post-Merger Rights of Holders. Following the Effective Time, the holders of certificates representing Company Common Stock and Company Preferred Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to stock of Company and their sole rights shall be with respect to the Holding Co. Common Stock or Holding Co. Preferred Stock, respectively, into which their shares of Company Common Stock or Company Preferred Stock shall have been converted in connection with the Merger. The voting rights of the holders of Holding Co. Preferred Stock will be doubled in comparison to the existing voting rights of the holders of Company Preferred Stock and the authorized number of shares of Holding Co. Common Stock will be increased to 25,000,000. The rights, preferences, privileges and restrictions of the Holding Co. Common and Preferred Stock will otherwise be substantially similar to those of the Company Common and Preferred Stock being converted.

                            CONDITIONS TO THE MERGER

     The Merger will occur only if the Merger is approved by the requisite majority votes of the Company's common and preferred shareholders. In addition, consummation of the Merger is subject to satisfaction or waiver of certain other conditions. Such conditions include the following: (i) all necessary regulatory approvals, including CPUC approval, shall have been received; (ii) the Registration Statement shall have been declared effective by the SEC and there shall be no stop order suspending its effectiveness; (iii) the Holding Co. Common Stock shall have been approved for listing upon official notice of issuance by the New York Stock Exchange; and (iv) the Merger shall not be illegal or violate any order, decree or judgment of any court or governmental body. The Board of Directors of each party may waive any conditions to that party's performance of the Merger Agreement unless doing so would violate applicable law.

                         REQUIRED REGULATORY APPROVALS

     The Merger is subject to approval by the CPUC and to the approval by the Company's Board of Directors of any conditions to the CPUC approval. The Board anticipates that CPUC approval may include conditions relating to, among other things, transactions between the Company and its non-regulated affiliates. The Board anticipates that there may be reporting requirements with respect to affiliate transactions and requirements that ensure that ratepayers do not subsidize non-regulated operations and receive fair compensation for the use of utility assets and personnel in non-regulated activities. If the CPUC conditions are deemed by the Board to be materially burdensome for the Company, the Board may elect to terminate the Merger Agreement and not proceed with the Merger.

                              NO APPRAISAL RIGHTS

     Approval of the outstanding shares of Company stock is not required by any of Sections 1201(a), (b), (e) or (f) of the California Corporations Code. Therefore, holders of Company stock will not, under California law, be entitled to any appraisal rights as a result of the Merger.

             DIRECTORS AND OFFICERS OF THE COMPANY AND HOLDING CO.

     Prior to the Effective Time, the persons who are the Directors of the Company will be appointed to be the Directors of Holding Co. This will occur because those persons who are elected Directors of the Company at the Meeting will also be appointed Directors of Holding Co. See "ITEM NO. 2: Election of Directors."

     Following the Meeting, the Directors of the Company and Holding Co., respectively, will elect officers of the Company and Holding Co., respectively, to serve until their successors are elected and qualified. Such additional officers of Holding Co. and the Company as the Board of Directors considers advisable may be subsequently elected or appointed from time to time.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion generally summarizes certain of the federal income tax consequences of the Merger under the Internal Revenue Code, as set forth in the tax opinion obtained from McCutchen, Doyle, Brown & Enersen, LLP, counsel to the Company and to Holding Co. This discussion does not deal with all possible tax consequences relating to the Merger and does not address the tax consequences under state or local law, or special tax consequences to particular shareholders having special situations. Accordingly, shareholders are urged to consult with their own tax advisors regarding the effect of the Merger on them personally.

     Subject to the foregoing limitations and based on certain representations made by the Company, the Company has been informed that, for federal income tax purposes:

          (a) The merger of Merger Co. into the Company and the issuance of Holding Co. stock in connection therewith as described herein will constitute a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code;

          (b) No gain or loss will be recognized by holders of Company stock who receive Holding Co. stock in exchange for the shares of Company stock which they hold;

          (c) The holding period of Holding Co. stock received in exchange for Company stock will include the holding period of the Company stock for which it is exchanged, assuming that the shares of Company stock are capital assets in the hands of the holder thereof at the time of the Merger; and

          (d) The tax basis of Holding Co. stock received by shareholders of the Company pursuant to the Merger will be the same as the tax basis of the shares of Company stock exchanged therefor.

     SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO ALL TAX CONSEQUENCES OF THE MERGER. Expenses incurred by any shareholder arising from disputes with the IRS or any state or any foreign tax agency over the tax consequences of the Merger will not be borne by the Company or Holding Co.

          ARTICLES OF INCORPORATION, BYLAWS AND RIGHTS OF SHAREHOLDERS

     The Articles of Incorporation and Bylaws of Holding Co. are substantially identical to the Amended and Restated Articles of Incorporation and Bylaws of the Company, except that the number of authorized shares of Holding Co. Common Stock will be increased to 25,000,000 and except for the change in preferred voting rights described below. Holders of Holding Co. Preferred Stock immediately after the Merger will have essentially the same rights as holders of Company Preferred Stock immediately before the Merger, except that the voting rights of the holders of Holding Co. Preferred Stock will be doubled in comparison to the existing voting rights of the holders of Company Preferred Stock. See "EXHIBIT B -- Restated Articles of Incorporation of California Water Service Group", and "EXHIBIT C -- Bylaws of California Water Service Group."

                              EXCHANGE ACT FILINGS

     Following the Effective Time, Holding Co. will be a reporting company under the Securities Exchange Act of 1934, as amended, and the Company will not remain a reporting company.

                 TERMINATION AND AMENDMENT OF MERGER AGREEMENT

     The Merger Agreement may be terminated any time prior to the Effective Time by action of the Board of Directors of the Company. Subject to applicable law, the Merger Agreement may be amended, modified or supplemented at any time prior to the Effective Time by mutual consent of the Boards of Directors of the Company, Holding Co. and Merger Co.

            CONDUCT OF BUSINESS OF HOLDING CO. FOLLOWING THE MERGER

     Initially, Holding Co. is not expected to be an operating company and its assets will consist principally of the capital stock of its subsidiaries, including the Company. It will derive its income principally from dividends from, and fees for any services rendered to, its subsidiaries and from any interest on any loans to subsidiaries. Following the consummation of the Merger, Holding Co. will create a new wholly-owned subsidiary (CWS Utility Services) which will not be regulated by the CPUC and which will engage in non-regulated business activities. After creation of the non-regulated subsidiary, the Company may sell, assign or otherwise transfer certain non-utility assets (such as existing billing contracts, Operations and Maintenance contracts, non-utility leases and/or property that is no longer necessary or useful for utility purposes) to the non-regulated subsidiary. Alternatively, the non-utility company might not assume existing contracts but rather engage only in business opportunities arising after the Merger is effected.

                                 LEGAL OPINION

     McCutchen, Doyle, Brown & Enersen, LLP, as counsel for the Company and Holding Co., has rendered an opinion to the effect that the Holding Co. stock offered in this Proxy Statement/Prospectus will be validly issued, fully paid, and nonassessable.

                       ITEM NO. 2:  ELECTION OF DIRECTORS

     The Directors of the Company are elected annually. The following table sets forth the name of each of the nominees for Director, his/her age, the year in which he/she was first elected a Director, the number of shares of Company Common Stock and Preferred Stock beneficially owned by him/her on January 1, 1997, a brief description of his/her principal occupation and business experience during the last five years, all directorships of publicly held companies presently held by each nominee, and certain other information. All nominees are presently Directors of the Company. The term of office for all Directors elected at the 1997 annual meeting will expire at the time of the 1998 annual meeting. No nominee has any family relationship with any other nominee or with any executive officer.

                                                                                          AMOUNT AND
                                                                                            NATURE
                                                                            SERVICE AS        OF
                                                    INFORMATION              DIRECTOR     BENEFICIAL         PERCENT OF
             NOMINEE                AGE           ABOUT NOMINEE(1)            SINCE      OWNERSHIP(2)           CLASS
----------------------------------  ---   --------------------------------  ----------   ------------      ---------------
Robert W. Foy(5)..................  60    Chairman of the Board since          1977          2,064            Less than 1%
                                          January 1, 1996. Formerly
                                          President and Chief Executive
                                          Officer, Pacific Storage
                                          Company, Stockton, Modesto,
                                          Sacramento, and San Jose,
                                          California (a diversified
                                          transportation and warehousing
                                          company).
Edward D. Harris, Jr.,              59    George DeForest Barnett              1993            468            Less than 1%
  M.D.(4)(5)......................        Professor of Medicine, Director,
                                          Center for Musculoskeletal
                                          Diseases, and Medical Director
                                          of the International Medicine
                                          Program, Stanford University
                                          Medical Center.
Robert K. Jaedicke(3)(4)..........  68    Professor (Emeritus) of              1974            984            Less than 1%
                                          Accounting and Former Dean,
                                          Stanford University Graduate
                                          School of Business. Also a
                                          Director of Boise Cascade
                                          Corporation, Enron Corp.,
                                          Homestake Mining Company,
                                          GenCorp., Inc., Wells Fargo Bank
                                          and State Farm Insurance
                                          Companies.
Richard P. Magnuson(6)............  41    General Partner of Menlo             1996          1,000            Less than 1%
                                          Ventures (1984-1996). Since
                                          1/1/97 a private venture capital
                                          investor. Also a Director of
                                          Orcad Inc. and Rogue Wave
                                          Software, Inc.
Linda R. Meier(3).................  56    Chairperson, Stanford University     1994          1,500            Less than 1%
                                          Hospital Board of Directors
                                          (1992-present). Also a Director
                                          of Comerica Bank-California
                                          (1995 to present), University
                                          Bank & Trust Co. (1980-1996),
                                          Peninsula Community Foundation
                                          (commencing 1997), Haas Public
                                          Service Center, National
                                          Advisory Board (1996 to
                                          present). Member, California
                                          Academy of Sciences Board of
                                          Trustees (1996 to present).
                                          Formerly Vice President,
                                          Stanford University Board of
                                          Trustees (1988-1994).
Peter C. Nelson(5)................  49    President and Chief Executive        1996          1,088            Less than 1%
                                          Officer since February 1, 1996.
                                          Formerly Vice President,
                                          Division Operations (1994-1995)
                                          and Region Vice President
                                          (1989-1994), Pacific Gas &
                                          Electric Company (gas and
                                          electric public utility).

                                                                                          AMOUNT AND
                                                                                            NATURE
                                                                            SERVICE AS        OF
                                                    INFORMATION              DIRECTOR     BENEFICIAL         PERCENT OF
             NOMINEE                AGE           ABOUT NOMINEE(1)            SINCE      OWNERSHIP(2)           CLASS
----------------------------------  ---   --------------------------------  ----------   ------------      ---------------
C.H. Stump(3)(5)..................  71    Formerly Chairman of the Board       1976          6,768(7)         Less than 1%
                                          (1991-1995). Formerly President                      400            Less than 1%
                                          (1981-1991) and Chief Executive
                                          Officer (1986-1992).
Edwin E. van Bronkhorst(4)........  73    Financial consultant. Trustee        1985          2,000            Less than 1%
                                          and Treasurer of The David &
                                          Lucile Packard Foundation.
                                          Formerly Senior Vice President,
                                          Treasurer and Chief Financial
                                          Officer, Hewlett-Packard
                                          Company. Also a Director of
                                          Greater Bay Bank Corp. and
                                          Nellcor Puritan-Bennett.
J.W. Weinhardt(4)(5)..............  65    Chairman of the Board and Chief      1994              0(8)       Not applicable
                                          Executive Officer of SJW Corp.
                                          and Chairman of the Board of its
                                          subsidiary San Jose Water
                                          Company (public water utility).
                                          Also a Director of SJW Land
                                          Company, SJNB Financial Corp.
                                          and its subsidiary San Jose
                                          National Bank.
All directors and executive officers as a group                                             27,530(9)         Less than 1%
                                                                                               400(7)         Less than 1%

---------------
(1) No corporation or other organization by which any nominee is employed is a parent, subsidiary or other affiliate of the Company.

(2) Except for Mr. Stump, no nominee or officer owns any shares of the Company's Preferred Stock. Directors Foy, Harris, Nelson, Jaedicke, Magnuson, Meier, Stump and van Bronkhorst have sole voting and sole investment power with respect to the shares owned by them (or share such powers with their spouses).

(3) Member of Compensation Committee.

(4) Member of Audit Committee.

(5) Member of Executive Committee.

(6) Director Magnuson was elected effective October 1, 1996, to replace former Director William E. Ayer who retired as a Director on November 30, 1996.

(7) Preferred Stock, Series C.

(8) Does not include 549,976 shares beneficially owned by SJW Corp., of which Mr. Weinhardt is Chairman of the Board and Chief Executive Officer. Mr. Weinhardt disclaims beneficial ownership of all the shares owned by SJW Corp.

(9) Common Stock. Includes 10,260 shares held in the Savings Plan for the benefit of executive officers who are not directors and 1,398 other shares owned beneficially but not of record by such executive officers.

     In 1996, Directors Harris, Jaedicke, Stump, Meier, van Bronkhorst and Weinhardt were paid an annual retainer of $13,200. Director Magnuson was paid a retainer for the final three months of 1996 of $2,250. The current annual retainer fee for directors (other than Chairman Foy and Director Nelson) is $15,000. Effective January 1, 1996, Director Stump is paid an annual consulting fee of $30,000 in addition to the annual retainer. Effective January 1, 1997, Chairman Foy receives an annual retainer of $25,000. Director Nelson receives no annual retainer. Effective March 1, 1996, Directors are paid $750 for each Board or Committee meeting attended (which was an increase from the previous amount of $650), except that (i) Committee Chairmen are paid $1,500 for each Committee meeting attended, and (ii) Chairman Foy and Director Nelson are paid $750 for each Board meeting attended and are not paid for attending any Committee meeting.

     The Company established, effective January 1, 1988, a Directors Deferred Compensation Plan which is an unfunded deferred compensation program for certain directors. Each member of the Board who is not an employee of the Company is eligible to participate. Each participant may elect to defer annually at least $5,000 of the director's monthly retainer fees. The maximum amount which may be deferred is 100% of the director's monthly retainer fees. Amounts deferred are fully vested, recorded by the Company and adjusted as if invested in an investment selected by the participant. Distribution is made at the earlier of (1) the time selected by the participant (subject to a minimum length of deferral), or (2) when the participant ceases to be a director (unless he/she then becomes an employee of the Company, in which case, distribution will be made upon termination of employment). Distributions are also available upon a showing of hardship. Amounts remaining undistributed at death are distributed to a designated beneficiary or beneficiaries. The Company is under no obligation to make any investment or otherwise fund the Plan. Participants are general, unsecured creditors of the Company.

     The Company's directors are covered by a retirement plan. Any director who retires after having served on the Board for five or more years will receive a benefit equal to the annual retainer paid to the Company's non-employee directors at the time of his/her retirement. This benefit will be paid annually for the number of years the director served on the Board up to a maximum of ten years.

     The Board has established Audit, Compensation and Executive Committees. The full Board generally acts as the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the name and qualifications of each nominee are submitted to the Company in a letter addressed to the Corporate Secretary of the Company by November 12, 1997. The Audit Committee reviews with the auditors the scope and results of the audit, the Company financial statements and internal accounting control procedures. It also recommends the selection of auditors to the Company's Board. The Compensation Committee makes recommendations to the Board with respect to officer compensation.

     During 1996, there were 12 regular meetings of the Board, three meetings of the Compensation Committee and two meetings of the Audit Committee. All directors attended an average of 89% of all of the Board and applicable Committee meetings and each director attended at least 75% of these meetings.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC") and with the New York Stock Exchange ("NYSE"). Such officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended December 31, 1996, its officers, directors and ten percent shareholders complied with all Section 16(a) filing requirements.

        ITEM NO. 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Shareholders will also vote on ratification of the appointment of KPMG Peat Marwick, LLP, certified public accountants, to audit the books, records and accounts of the Company for the year ending December 31, 1997. KPMG Peat Marwick, LLP has acted as auditors for the Company since 1939 and the Board, pursuant to the recommendation of the Audit Committee, recommends their services be continued. Representatives of KPMG Peat Marwick, LLP are expected to be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so. The Board recommends a vote FOR adoption of this proposal. If the shareholders do not ratify the appointment of KPMG Peat Marwick, LLP, the selection of the auditors will be reconsidered by the Board. If shareholders ratify the appointment of KPMG Peat Marwick, LLP, and if the holding company formation is consummated, KPMG Peat Marwick, LLP will be appointed as independent auditors for Holding Co. for the year ending December 31, 1997.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's recent past and present Presidents and Chief Executive Officers and the other four most highly paid executive officers of the Company for the three fiscal years ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION
                                                                ---------------------------------
                                                                                     ALL OTHER
                 NAME AND PRINCIPAL POSITION                    YEAR    SALARY    COMPENSATION(1)
--------------------------------------------------------------  ----   --------   ---------------
Peter C. Nelson(2)............................................  1996   $252,787       $12,486
President and CEO
Donald L. Houck(2)............................................  1996   $100,459       $ 4,551
President and CEO                                               1995    262,066        12,636
                                                                1994    250,057        12,538
Gerald F. Feeney..............................................  1996   $149,759       $ 5,086
Vice President, Chief Financial Officer                         1995    139,612         4,631
and Treasurer                                                   1994    120,213         4,016
Francis S. Ferraro............................................  1996   $142,621       $ 5,086
Vice President, Regulatory Matters                              1995    135,650         4,836
                                                                1994    130,291         4,838
Raymond H. Taylor.............................................  1996   $144,113       $ 5,086
Vice President, Operations                                      1995    131,052         4,346
                                                                1994    112,039         3,808
Robert W. Foy(3)..............................................  1996   $151,154       $13,886
Chairman of the Board

---------------
(1) The amounts listed in the column entitled "All Other Compensation" include the following amounts for 1996: (a) Company 401(k) contributions of $3,845 for Mr. Houck, and $4,750 for each of Mr. Nelson, Mr. Feeney, Mr. Ferraro, Mr. Taylor and Mr. Foy, and (b) annual life insurance premiums paid by the Company of $56 for Mr. Houck and $336 for other officers, and (c) director fees for Mr. Nelson, Mr. Houck and Mr. Foy of $7,400, $650 and $8,800, respectively.

(2) Effective February 1, 1996, Mr. Houck retired as President and CEO. He was succeeded by Peter C. Nelson. Mr. Houck's 1996 salary included wages through February 1996 and the value of severance payments.

(3) Effective January 1, 1996, Mr. Foy was elected Chairman of the Board.

                                 PENSION PLANS

     The table that follows shows the estimated annual benefits payable upon retirement to Company employees under the California Water Service Company Pension Plan and the California Water Service Company Supplemental Executive Retirement Plan.

                                                                  YEARS OF SERVICE
                  THREE HIGHEST                    ----------------------------------------------
                   CONSECUTIVE                                                            30 OR
                  YEARS AVERAGE                      15                                    MORE
                  COMPENSATION                      YEARS      20 YEARS     25 YEARS      YEARS
-------------------------------------------------  -------     --------     --------     --------
$100,000.........................................  $30,000     $ 40,000     $ 45,000     $ 50,000
$125,000.........................................   37,500       50,000       56,250       62,500
$150,000.........................................   45,000       60,000       67,500       75,000
$175,000.........................................   52,500       70,000       78,750       87,500
$200,000.........................................   60,000       80,000       90,000      100,000
$225,000.........................................   67,500       90,000      101,250      112,500
$250,000.........................................   75,000      100,000      112,500      125,000
$275,000.........................................   82,500      110,000      123,750      137,500

     The compensation covered by the above plans is the annual earnings reported on an employee's W-2 form, including amounts deferred under the Savings Plan, a 401(k) plan, and compensation associated with the non-business use of a Company automobile. The compensation reported in the "Salary" column of the Summary Compensation Table is the amount of an employee's annual salary, including amounts deferred under the Savings Plan. The pension table above sets forth estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefit under the above plans; the benefits listed are not subject to any deduction for social security or other offset amounts.

     The number of years of credited service at December 31, 1996 for officers named in the Summary Compensation Table is as follows: Mr. Nelson(1); Mr. Houck(2); Mr. Ferraro, 7; Mr. Feeney, 20; Mr. Taylor, 14; and Mr. Foy, 1.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT/PROSPECTUS, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee consists of directors who are not currently employees of the Company. In 1996, the Committee was composed of Mr. Ayer, Mr. Jaedicke, Ms. Meier and Mr. Stump. Mr. Ayer retired from the Committee in November 1996, when he retired from the Board. The Committee is currently composed of Mr. Jaedicke, Ms. Meier and Mr. Stump. The Committee is responsible for establishing and implementing policies and programs to compensate the Company's executives. In December 1995, the Committee set the 1996 compensation for Mr. Peter C. Nelson. In February and July, 1996, the Committee reviewed and set the compensation for all other executive officers and then submitted its recommendation for approval by the entire Board of Directors. In February and July, 1996, the Board of Directors adopted the Committee's recommendations without modification.

     The primary objectives of the Committee are to establish policies and implement a compensation program which will (i) attract, retain and motivate talented and experienced executives, (ii) reward excellent job performance and ability and (iii) provide fair and reasonable compensation. The Committee believes that compensating executives on this basis leads to excellence in performance which benefits shareholders and ratepayers alike. In making its recommendations, the Committee takes into account the fact that the Company's compensation decisions are regularly reviewed for reasonableness by the California Public Utilities Commission. Further, in light of the fact that the Company is a regulated utility whose financial performance is to large extent dependent upon and constrained by the ratemaking decisions of the California Public Utilities Commission and other factors beyond the Company's control (such as weather), the Committee's decisions are largely determined by factors other than the Company's recent financial performance. The principal vehicle for compensating the Company's officers has been salary. This is a flexible compensation vehicle that allows for annual adjustment and is not likely to result in wide fluctuations in compensation from year to year.

     In making individual compensation decisions, the Committee considers each officer's duties, the quality of his or her performance of those duties and the contribution the officer has made to the Company's overall

---------------

1Effective February 1, 1996, Mr. Nelson, when he became President and CEO, was awarded the right to receive credit for an additional ten years of service, providing he is employed with the Company a minimum of ten years. The award of the additional ten years of service will not be prorated if Mr. Nelson should not be employed by the Company for ten years and will not increase should he remain employed by the Company beyond age 65.

2Effective February 1, 1996, Mr. Houck retired as President and CEO with 30 years of credited service at which time his rights under the above plans became fixed.

performance and positioning the Company for the future. The Committee also considers whether an officer's duties have expanded from the previous year, the officer's experience and value to the Company, and the extent and frequency of prior salary adjustments for each officer. In addition, the Committee evaluates the range of all the officers salaries by comparing the salary of each officer with the salaries of the other officers, taking into account the number of years each officer has been employed by the Company. In order to set salaries for the Company's officers at competitive and reasonable levels, the Committee annually reviews the salaries for the Company's officers, the salaries of officers of other major water companies located throughout the United States and other local utility companies, as well as the rate of inflation. In viewing the salaries of other companies, the Committee takes into account the Company's small number of officers compared to many other companies of comparable size and the Company's limited forms of compensating officers.

     The Committee has reviewed the Company's compensation structure in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Company may deduct from its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 1996, no executive officer's compensation exceeded the limitation set by Section 162(m).

     In December, 1995, the Committee reviewed the compensation for Mr. Peter C. Nelson as President and Chief Executive Officer. The Committee set Mr. Nelson's compensation by using the same basis and considering the same factors it used in setting the compensation levels for the Company's other executive officers. The Committee also took into account how the compensation of the President and Chief Executive Officer compared with the salaries and benefits of chief executive officers at other major water companies and local utility companies as well as the salaries of the Company's other officers.

                                          THE COMPENSATION COMMITTEE

                                          ROBERT K. JAEDICKE
                                          LINDA R. MEIER
                                          C.H. STUMP

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Index and the Edward Jones Water Utility Average of 14 companies.

                                  CALIFORNIA     EDWARD JONES
      MEASUREMENT PERIOD            WATER           WATER          S&P 500
    (FISCAL YEAR COVERED)        SERVICE CO.       UTILITY          INDEX
1991                                  100             100             100
1992                                  125             111             108
1993                                  159             126             118
1994                                  135             118             120
1995                                  147             148             165
1996                                  200             181             203

NOTE: The stock performance shown on the graph above is not necessarily indicative of future price performance.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows the beneficial owners of more than five percent of any class of the Company's voting securities on January 1, 1997:

                                        NAME AND ADDRESS          AMOUNT AND NATURE OF     PERCENT
        TITLE OF CLASS                 OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP     OF CLASS
-------------------------------  -------------------------------  --------------------     --------
Common.........................  SJW Corp.(1)                        549,976 Shares           8.7%
                                 374 W. Santa Clara St.,
                                 San Jose, CA 95196
                                 California Water Service            318,520 Shares           5.1%
                                 Company
                                 Savings Plan
                                 (Company Sponsored 401(k) Plan)
                                 1720 N. First St.
                                 San Jose, CA 95112
Preferred (Series C)...........  First Colony Life                    36,610 Shares          26.3%
                                 Insurance Company(2)
                                 700 Main Street
                                 Lynchburg, VA 24504

---------------
(1) SJW Corp. has sole voting and investment power with respect to these shares. Director J.W. Weinhardt is Chairman of the Board and Chief Executive Officer, as well as a director, of SJW Corp. Mr. Weinhardt disclaims beneficial ownership of all the shares owned by SJW Corp.

(2) First Colony Life Insurance Company has sole voting and investment power with respect to these shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information concerning beneficial ownership of shares of the Company's equity securities by Messrs. Feeney, Ferraro and Taylor on January 1, 1997:

                                                AMOUNT AND NATURE
                         NAME AND ADDRESS OF      OF BENEFICIAL        PERCENT OF
   TITLE OF CLASS        BENEFICIAL OWNER(1)      OWNERSHIP(2)            CLASS
---------------------    -------------------    -----------------     -------------
Common...............    Gerald F. Feeney         3,245 Shares(3)     Less than 1%
                         1720 N. First St.,
                         San Jose, CA 95112
Common...............    Francis S. Ferraro         352 Shares(4)     Less than 1%
                         1720 N. First St.,
                         San Jose, CA 95112
Common...............    Raymond H. Taylor        1,242 Shares(4)     Less than 1%
                         1720 N. First St.,
                         San Jose, CA 95112

---------------
(1) For the directors of the Company and all of the directors and executive officers of the Company as a group, refer to the table in "ITEM NO. 2:
    ELECTION OF DIRECTORS" for information as to their beneficial ownership of shares of the Company.

(2) Messrs. Feeney, Ferraro and Taylor have sole voting and sole investment power with respect to the shares owned by them (or share such powers with their spouses).

(3) Includes 1,847 shares held in the Savings Plan.

(4) All of these shares are held in the Savings Plan.

                                 OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting other than the proposals for the approval of a holding company, the election of directors and the ratification of the appointment of independent auditors. If any other matters should be brought before the Meeting, or any adjournment thereof, upon which a vote properly may be taken, the shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the discretion of the proxy holders insofar as such proxies are not limited to the contrary.

SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of the Company must be received by the Company by November 12, 1997, for inclusion in the next proxy statement and form of proxy relating to that meeting. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at a shareholder meeting. Shareholder proposals are subject to regulation under federal securities laws.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          PAUL G. EKSTROM, Corporate Secretary

San Jose, California
March 18, 1997

                                                                       EXHIBIT A

                              AGREEMENT OF MERGER

     THIS AGREEMENT OF MERGER (this "Agreement") is made as of March 6, 1997, by and among CALIFORNIA WATER SERVICE COMPANY, a California corporation (the "Company"), CWSG MERGER COMPANY, a California corporation ("Merger Co."), and CALIFORNIA WATER SERVICE GROUP, a California corporation ("Holding Co."), with reference to the following facts:

          A. The Company has authorized capital consisting of (i) 8,000,000 shares of Common Stock, with no par value ("Company Common Stock"), of which 6,309,570 shares are issued and outstanding; (ii) 380,000 shares of Preferred Stock, with par value of $25.00 per share ("Company Preferred Stock"), of which 139,000 shares of "Series C" are issued and outstanding.

          B. Merger Co. has authorized capital consisting of 1,000 shares of Common Stock ("Merger Co. Common Stock") and 1,000 shares of Preferred Stock ("Merger Co. Preferred Stock"), of which 100 shares and 100 shares, respectively, are issued and outstanding and owned beneficially and of record by Holding Co.

          C. Holding Co. has authorized capital consisting of 25,000,000 shares of Common Stock ("Holding Co. Common Stock"), of which 100 shares are issued and outstanding and owned beneficially and of record by the Company, and 380,000 shares of Preferred Stock ("Holding Co. Preferred Stock"), of which no shares are issued and outstanding and owned beneficially and of record by the Company.

          D. The Boards of Directors of the respective parties hereto deem it advisable to merge Merger Co. with and into the Company in accordance with the California General Corporation Law ("California GCL") and this Agreement for the purpose of establishing Holding Co. as the parent corporation for the Company in a transaction intended to qualify for tax-free treatment.

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties agree that (i) Merger Co. shall be merged with and into the Company, (ii) the Company shall be the corporation surviving such merger, and
(iii) the terms and conditions of such merger, the mode of carrying it into effect, and the manner of converting and exchanging shares of capital stock shall be as follows:

                                   ARTICLE 1

                                   THE MERGER

     1.1 The Merger. At the Effective Time as defined in Section 1.2 below, Merger Co. shall be merged with and into the Company (such merger shall be referred to hereinafter as the "Merger"), which shall continue its corporate existence as the surviving corporation (the Company and Merger Co. being sometimes referred to herein as the "Constituent Corporations" and the Company, as the surviving corporation, being sometimes referred to herein as the "Surviving Corporation"). The Merger shall have the effects set forth in Section 1107 of the California GCL and such other effects, if any, as are prescribed by law.

     1.2 Effective Time. The Merger shall become effective at 11:59 p.m. on the last day of the calendar month during which the requisite officers' certificates and a copy of this Agreement are filed with the Secretary of State of California as contemplated hereby (the "Effective Time"). Following the satisfaction or waiver of all conditions set forth herein and subject to the rights of termination set forth herein, a copy of this Agreement, together with the requisite officers' certificates, shall be delivered as soon as practicable by the Company to the office of the Secretary of State of California for filing, as provided in Section 1103 of the California GCL.

     1.3 Appropriate Actions. Prior to and after the Effective Time, Holding Co., the Company and Merger Co., respectively, shall take all such actions as may be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all properties, assets, privileges, rights, immunities and franchises of either of the Constituent Corporations, the officers and directors of each of the Constituent Corporations as of the Effective Time shall take all such further action.

                                   ARTICLE 2

                   TERMS OF CONVERSION AND EXCHANGE OF SHARES

     At the Effective Time:

     2.1 Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Merger shall be automatically changed and converted into two shares of Holding Co. Common Stock, which shall thereupon be issued and fully-paid and non-assessable.

     2.2 Company Preferred Stock. Each share of the Company Preferred Stock ("Series C") issued and outstanding immediately prior to the Merger shall be automatically changed and converted into one share of Holding Co. Preferred Stock ("Series C") which shall thereupon be issued and fully-paid and non-assessable.

     2.3 Merger Co. Shares. The shares of Merger Co. Common Stock and Merger Co. Preferred Stock issued and outstanding immediately prior to the Merger shall be automatically changed and converted, respectively, into all of the issued and outstanding shares of Common Stock and Preferred Stock ("Series C") of the Surviving Corporation, which shall thereupon be issued and fully-paid and non-assessable, with the effect that the number of issued and outstanding shares of Common Stock and Preferred Stock of the Surviving Corporation shall be the same as the number of issued and outstanding shares of Company Common Stock and Company Preferred Stock ("Series C"), respectively, immediately prior to the Effective Time.

     2.4 Holding Co. Shares. Each share of Holding Co. Common Stock issued and outstanding immediately prior to the Merger shall be canceled.

                                   ARTICLE 3

                      ARTICLES OF INCORPORATION AND BYLAWS

     3.1 The Company's Restated Articles. From and after the Effective Time, and until thereafter amended as provided by law, the Restated Articles of Incorporation of the Company as in effect immediately prior to the Merger shall be and continue to be the Restated Articles of Incorporation of the Surviving Corporation.

     3.2 The Company's Bylaws. From and after the Effective Time, and until thereafter amended as provided by law, the Bylaws of the Company as in effect immediately prior to the Merger shall be and continue to be the Bylaws of the Surviving Corporation.

                                   ARTICLE 4

                             DIRECTORS AND OFFICERS

     The persons who are directors and officers of the Company immediately prior to the Merger shall continue as directors and officers, respectively, of the Surviving Corporation and shall continue to hold office as provided in the Bylaws of the Surviving Corporation. If, at or following the Effective Time, a vacancy shall exist in the Board of Directors or in the position of any officer of the Surviving Corporation, such vacancy may be filled in the manner provided in the Bylaws of the Surviving Corporation.

                                   ARTICLE 5

                               STOCK CERTIFICATES

     5.1 Pre-Merger Company Common Stock Certificates and Company Preferred Stock Certificates. Following the Effective Time, each holder of an outstanding certificate or certificates theretofore representing shares of Company Common Stock or Company Preferred Stock, as the case may be, may, but shall not be required to, surrender the same to Holding Co. for cancellation or transfer, and thereupon each such holder or transferee will be entitled to receive a certificate or certificates representing the same number of shares of Holding Co. Common Stock or Holding Co. Preferred Stock, as the case may be, as the shares of Company Common Stock or Company Preferred Stock previously represented by the stock certificate(s) so surrendered.

     5.2 Outstanding Certificates. Until surrendered or presented for transfer in accordance with Section 5.1 above, each outstanding stock certificate which, prior to the Effective Time, represented Company Common Stock or Company Preferred Stock, as the case may be, shall be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of Holding Co. Common Stock or Holding Co. Preferred Stock, as the case may be, as though such surrender or transfer and exchange had taken place.

     5.3 Company Stock Transfer Books. The stock transfer books for Company Common Stock and Company Preferred Stock shall be deemed to be closed at the Effective Time such that no transfer of shares of Company Common Stock and Company Preferred Stock outstanding prior to the Effective Time shall thereafter be made on such books.

     5.4 Post-Merger Rights of Holders. Following the Effective Time, the holders of certificates representing Company Common Stock and Company Preferred Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to stock of the Surviving Corporation and their sole rights shall be with respect to the Holding Co. Common Stock or Holding Co. Preferred Stock, respectively, into which their shares of Company Common Stock or Company Preferred Stock shall have been converted in connection with the Merger.

     5.5 Holding Co. Shares Issued in connection with the Merger. On or prior to the Effective Time, Holding Co. shall deliver to First National Bank of Boston as transfer agent (the "Transfer Agent") two or more certificates representing a number of shares of Holding Co. Common Stock equal to the difference between the number of shares of Holding Co. Common Stock outstanding pursuant to Section 2.1 of this Agreement and the number of shares of Company Common Stock outstanding immediately prior to the Effective Time. Promptly after the Effective Time, the Transfer Agent shall deliver to each record holder, as of the Effective Time, of Holding Co. Common Stock, a certificate or certificates representing the number of additional shares of Holding Co. Common Stock, to which such record holder is entitled to pursuant to Section 2.1 of this Agreement. Such new certificates shall bear such restrictive legends, if any, as are required to assure compliance with all applicable securities laws and the transfer of the shares represented thereby shall be restricted accordingly.

                                   ARTICLE 6

                            CONDITIONS OF THE MERGER

     Completion of the Merger is subject to the satisfaction of the following conditions:

     6.1 Shareholder Approval. The principal terms of this Agreement shall have been approved by the affirmative vote by the holders of a majority of the shares of the Company Common Stock and the affirmative vote by the holders of a majority of the shares of Company Preferred Stock.

     6.2 Holding Co. Common Stock Listed. The Holding Co. Common Stock to be issued and to be reserved for issuance pursuant to the Merger shall have been approved for listing, upon official notice of issuance, by the New York Stock Exchange.

     6.3 CPUC Approval. The California Public Utilities Commission shall have approved the formation of a holding company structure for the Company pursuant to an agreement of merger in a form substantially similar to the Agreement.

                                   ARTICLE 7

                           AMENDMENT AND TERMINATION

     7.1 Amendment. Subject to applicable law, the parties to this Agreement, by mutual consent of their respective boards of directors, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Agreement by the pre-Merger shareholders of the Company (as provided in Section 6.1 above).

     7.2 Termination. This Agreement may be terminated and the Merger and other transactions provided for by this Agreement may be abandoned at any time, whether before or after approval of this Agreement by the pre-Merger shareholders of the Company, by action of the board of directors of the Company if such board of directors determines for any reason that the completion of the transactions provided for herein would for any reason be inadvisable or not in the best interests of the Company or its shareholders.

                                   ARTICLE 8

                                 MISCELLANEOUS

     8.1 Approval of Holding Co. Shares. By its execution and delivery of this Agreement, the Company, as the sole pre-Merger shareholder of Holding Co., consents to, approves and adopts this Agreement and approves the Merger, subject to approval of this Agreement by the pre-Merger shareholders of the Company (as provided in Section 6.1 above).

     8.2 Approval of Merger Co. Shares. By its execution and delivery of this Agreement, Holding Co., as the sole pre-Merger shareholder of Merger Co., consents to, approves and adopts this Agreement and approves the Merger, subject to approval of this Agreement by the pre-Merger shareholders of the Company (as provided in Section 6.1 above).

     IN WITNESS WHEREOF, the Company, Holding Co. and Merger Co., pursuant to approval and authorization duly given by resolutions adopted by their respective boards of directors, have each caused this Agreement to be executed by its chairman of the board or its president or one of its vice presidents and by its secretary or one of its assistant secretaries.

CALIFORNIA WATER SERVICE COMPANY,
a California corporation

By: Peter C. Nelson
Its: President and Chief Executive Officer

By: Paul G. Ekstrom
Its: Corporate Secretary

CWSG MERGER COMPANY,
a California corporation

By: Peter C. Nelson
Its: President and Chief Executive Officer

By: Paul G. Ekstrom
Its: Corporate Secretary

CALIFORNIA WATER SERVICE GROUP,
a California corporation

By: Peter C. Nelson
Its: President and Chief Executive Officer

By: Paul G. Ekstrom
Its: Corporate Secretary

                                                                       EXHIBIT B

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                         CALIFORNIA WATER SERVICE GROUP

                                   ARTICLE I

     SECTION 1.1 The name of the corporation is CALIFORNIA WATER SERVICE GROUP (the "Corporation").

                                   ARTICLE II

     SECTION 2.1 The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  ARTICLE III

     SECTION 3.1 The name and address of the Corporation's initial agent for service of process is Paul Ekstrom, 1720 North First Street, San Jose, CA 95112.

                                   ARTICLE IV

     SECTION 4.1 The Corporation is authorized to issue more than one class of shares, namely two classes consisting of one class of preferred shares and one class of common shares. The total number of shares which the Corporation is authorized to issue is 25,380,000 and the aggregate par value of all of said shares that are to have a par value, namely all 380,000 of said preferred shares is $9,500,000. Of said 25,380,000 shares, 380,000 shall be and are preferred shares of the par value of $25.00 per share and 25,000,000 shall be and are common shares without par value. Of said 380,000 preferred shares, 139,000 shall be and are "Series C" preferred shares, 241,000 of said preferred shares shall be and are preferred shares of "Series D", "Series E", "Series F", "Series G", "Series H", "Series I", and "Series J" (there being no preferred shares of "Series A" or "Series B"), the number of shares constituting each such series to be determined by the Board of Directors of the Corporation pursuant to the authority contained in these Articles. The preferred shares may at the election of the Board of Directors be issued in fractional shares if required in connection with any stock split or otherwise. All of said 25,000,000 common shares shall be of one and the same series, namely common shares without par value.

                                   ARTICLE V

     SECTION 5.1 The said shares which the Corporation shall have authority to issue are to be classified as preferred shares of eight series and common shares of one series as provided in Article IV above and that the nature and extent of the preferences, privileges and restrictions granted or imposed upon the holders of the respective classes or series of shares and the number of shares constituting each series of preferred shares shall be as follow:

          (a) The holders of the "Series C" preferred shares shall be entitled to and the Corporation shall be bound to pay thereon as and when declared by the Board of Directors out of the surplus or net profits, dividends at the rate of but not exceeding four and four-tenths percent (4.4%) per annum of the par value of each of such shares, cumulative from the date of issuance and payable quarterly on the fifteenth (15th) day of February, May, August and November in each year. If the Corporation shall fail to pay such dividends quarterly upon all the issued and outstanding preferred shares of "Series C", the deficiency in dividends shall be fully paid but without interest before any dividends shall be set apart or paid on the common shares.

          (b) The holders of preferred shares of each series other than "Series C" shall be entitled to, and the Corporation shall be bound to pay thereon as and when declared by the Board of Directors out of the surplus or net profits, dividends at such rate as shall hereafter be fixed by the Board of Directors as hereinafter provided. Such dividends shall be payable upon the same date and in the same manner as dividends upon "Series C" preferred shares. Dividends upon preferred shares of any series shall be cumulative from the date of issuance in the same manner as dividends upon "Series C" preferred shares.

          (c) After all cumulative dividends are declared and paid or set apart on the preferred shares of "Series C" and on any other series of preferred shares which may be outstanding, the Board of Directors may declare such additional dividends on the common shares out of the surplus or net profits as in their discretion may seem proper.

          (d) The preferred shares of "Series C" shall be subject to redemption on any dividend date at the option of the Corporation in whole or in part upon at least thirty (30) days notice mailed to the holders of record thereof at $26.75 per share together with accrued dividends, and any such partial redemption shall be made by lot or pro rata or by such other method as shall be provided from time to time by resolution of the Board of Directors or by the By-Laws. If notice of redemption shall have been duly given as hereinabove provided and if on or before the redemption date named in said notice, the funds necessary for such redemption shall have been set aside by the Corporation and shall be and continue to be available therefor, then, notwithstanding that any certificate or certificates for preferred shares of "Series C" called for redemption shall not have been surrendered for cancellation, all rights of the holder or holders of such shares so called for redemption to receive dividends thereon shall cease and such shares shall not be transferable on the books of the Corporation and thereafter the holder or holders of such shares shall have no right to or in respect to the Corporation or its earnings, property and assets other than the right to receive the redemption price and all dividends accrued to the date fixed for such redemption without interest upon the surrender of the certificate or certificates for such shares duly endorsed. All preferred shares of "Series C" redeemed as hereinbefore provided shall be forthwith canceled and shall not be reissued and no shares shall be issued in lieu thereof nor in exchange therefor.

          (e) Preferred shares of each series other than "Series C" shall be subject to redemption on any dividend date at the option of the Corporation in whole or in part, at such redemption price as may hereafter be fixed by the Board of Directors as hereinafter provided. Any such redemption shall be upon at least thirty (30) days notice to the holders of record thereof which notice shall be given in the same manner as in the case of redemption of "Series C" preferred shares and all provisions herein contained with respect to the redemption of "Series C" preferred shares, except provisions as to redemption price, shall be applicable to the redemption of preferred shares of any other series with appropriate changes in series designations.

          (f) Upon any voluntary dissolution of liquidation of the Corporation the holder of the "Series C" preferred shares shall be entitled to receive from capital or earnings an amount equal to $26.75 per share, and all dividends accrued thereon to the date of payment, and upon any involuntary dissolution or liquidation or the Corporation the holders of the "Series C" preferred shares shall be entitled to receive, whether from capital or from earnings, an amount equal to the par value thereof and all dividends accrued thereon to the date of payment, but no more before any payment shall be made to the holders of the common shares. After such payments to the holders of the "Series C" preferred shares and after the holders of any other series of preferred shares which may be outstanding have received the payments to which their respective preferences entitle them, the aggregate amount of any assets and funds of the Corporation then remaining shall be distributed among the holders of the common shares.

          (g) The preferred shares of "Series C" shall be and are hereby declared to be forever nonassessable.

          (h) The Board of Directors is hereby authorized to fix or alter from time to time the number of shares constituting any wholly unissued shares of preferred stock and to fix or alter from time to time the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, redemption price or prices or the liquidation preferences (including the absence or limited grant of any such rights or preferences) of any wholly unissued series of preferred shares. Except in so far as the Board of Directors shall provide hereinafter in respect of any series, all preferred shares shall be of equal rank, and any series of preferred shares shall have the same rights and preferences as those herein granted to "Series C" preferred shares.

          (i) The common shares of the Corporation shall be subject and subordinate to any rights and preferences granted herein and any rights and preferences which may be granted to any series of preferred shares by the Board of Directors pursuant to the authority herein conferred upon said Board of Directors.

          (j) The holders of common shares shall be entitled to vote at all elections and to vote or consent on all questions at the rate of one vote for each such share held by such holder. The holders of preferred shares of "Series C" shall be entitled to vote at all elections and to vote or consent on all questions at the rate of sixteen votes for each share held by such holder.

          (k) The preferred shares of "Series C" shall be entitled to no conversion rights whatsoever.

          (l) Except for any conversion rights which may be granted to any series of preferred shares pursuant to the authority herein conferred upon the Board of Directors, no one or more holders of shares of the capital stock of the Corporation shall be entitled to purchase or otherwise participate in any new or additional issue of stock by the Corporation, and every stockholder hereby and by the acceptance of the certificate or certificates for such stockholder's stock irrevocably for said stockholder and said stockholder's heirs, executors, administrators, successors and assigns, waives all rights to purchase or otherwise participate in such new or additional issue or any part thereof except for said conversion rights.

                                   ARTICLE VI

     SECTION 6.1 The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     SECTION 6.2 The Corporation shall indemnify any person who is or was a party or is threatened to be made a party to any proceeding (as defined in Section 317 of the Corporations Code) by reason of the fact that such person is or was an agent (as defined in Section 317 of the Corporations Code) of the Corporation, to the fullest extent permitted by Section 317 of the Corporations Code. The Corporation is authorized to provide indemnification of agents for breach of duty to the Corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Corporations Code.

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                         CALIFORNIA WATER SERVICE GROUP
                           (A CALIFORNIA CORPORATION)

                                   ARTICLE I

                                    OFFICES

     Section 1.1 Principal Office. The principal office for the transaction of the business of the corporation shall be located at 1720 North First Street, San Jose, in the County of Santa Clara, State of California. The Board of Directors is hereby granted full power and authority to change said principal office to another location in said county.

     Section 1.2 Other Offices. One or more branch or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as its deems appropriate.

                                   ARTICLE II

                                   DIRECTORS

     Section 2.1 Exercise of Corporate Powers. Except as otherwise provided by the Articles of Incorporation of the corporation or by the laws of the State of California now or hereafter in force, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation as permitted by law provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

     Section 2.2 Number. The number of the corporation's directors shall be not less than nine nor more than eleven, the exact number of which shall be fixed by a resolution approved by the shareholders or by the Board of Directors.

     Section 2.3 Need Not Be Shareholders. The directors of the corporation need not be shareholders of the corporation.

     Section 2.4 Compensation. Directors shall receive such compensation for their services as directors and such reimbursement for their expenses of attendance at meetings as may be determined from time to time by resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

     Section 2.5 Election and Term of Office. At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting, provided, that if for any reason, said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall begin immediately after their election and shall continue until the expiration of the term for which elected and until their respective successors have been elected and qualified.

     Section 2.6 Vacancies. A vacancy or vacancies in the Board of Directors shall exist when any authorized position of directors is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors (by the Board or the shareholders) or otherwise. The Board of Directors may declare vacant the office of a director who has been declare of unsound mind by an order of court or convicted of a felony. Except for a vacancy created by the removal of a director, vacancies on the Board may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. A vacancy created by the removal of a director may be filled only by the approval of the shareholders. The shareholders may elect a director at any time to fill any vacancy not filled by the directors, but any such election by written consent requires the consent of the holders of shares entitled to cast a majority of the votes entitled to be cast by the outstanding voting shares. Any director may resign effective upon giving written notice to the Chairman of the Board, the President and Chief Executive

Officer, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation become effective.

     Section 2.7 Removal.

     (a) Any and all the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the votes entitled to be cast by the outstanding voting shares at an election of directors, subject to the following:

          (1) No director may be removed (unless the entire Board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected; and

          (2) When by the provisions of the Articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

     (b) Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

                                  ARTICLE III

                                    OFFICERS

     Section 3.1 Election and Qualifications. The Officers of this corporation shall consist of a President and Chief Executive Officer, one or more Vice Presidents, a Corporate Secretary, one or more Assistant Secretaries, a Chief Financial Officer and Treasurer, one or more Assistant Treasurers and a Controller who shall be chosen by the Board of Directors and such other officers, including a Chairman of the Board, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices may be held by the same person. Any Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any of the powers of the President and Chief Executive Officer, Chief Financial Officer and Treasurer, or the Secretary, respectively, as directed by the Board of Directors and shall perform such other duties as are imposed upon such officer by the Bylaws or the Board of Directors. The Chairman of the Board of Directors, if there be one, shall be chosen from the directors, and may or may not be an officer of the corporation. Officers, other than the Chairman of the Board, may or may not be directors. The Board of Directors shall designate the chief executive officer of the corporation.

     Section 3.2 Term of Office and Compensation. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board of Directors from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

     Section 3.3 Removal and Vacancies. Any officer of the corporation may be removed at the pleasure of the Board of Directors at any meeting or by vote of shareholders entitled to exercise a majority of the voting power of the corporation at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the Board of Directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

                                   ARTICLE IV

                             CHAIRMAN OF THE BOARD

     Section 4.1 Powers and Duties. If there be one, the Chairman of the Board of Directors shall preside at meetings of the shareholders and of the Board of Directors and shall do and perform such other duties as may from time to time be assigned to him by the Board of Directors. The Chairman of the Board, if designated by the Board of Directors as an officer of the corporation, shall have the power and authority to affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, contracts, certificates and other papers and instruments in writing which have been authorized or directed by the Board of Directors or which, in his judgment, should be executed on behalf of the corporation.

                                   ARTICLE V

                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Section 5.1 Powers and Duties. The President and Chief Executive Officer shall do and perform such duties as may from time to time be assigned to him by the Board of Directors. He shall have the power and authority to affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, contracts, certificates and other papers and instruments in writing which have been authorized or directed by the Board of Directors or which, in his judgment, should be executed on behalf of the corporation, and to sign certificates for shares of stock of the corporation. In the event of the absence or disability of the Chairman of the Board of Directors, the President and Chief Executive Officer shall exercise the power and perform the duties of the Chairman of the Board of Directors. If there be no Chairman of the Board of Directors, the powers and duties of the President and Chief Executive Officer shall include those assigned to the Chairman of the Board of Directors by
Article IV, as well as those assigned to the President and Chief Executive Officer by this Article.

     Section 5.2 President pro tem. If neither the Chairman of the Board, the President and Chief Executive Officer, nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such meeting. If neither the President and Chief Executive Officer nor any Vice President is present at any meeting of the shareholders, a President pro tem may be chosen to preside at such meeting.

                                   ARTICLE VI

                                VICE PRESIDENTS

     Section 6.1 Powers and Duties. In case of the absence, disability or death of the President and Chief Executive Officer, a Vice President shall exercise all the powers and perform all the duties of the President and Chief Executive Officer. The Vice Presidents shall have such powers and perform such duties as may be granted or prescribed by the Board of Directors.

                                  ARTICLE VII

                              CORPORATE SECRETARY

     Section 7.1 Powers and Duties. The powers and duties of the Corporate Secretary are:

     (a) To keep a book of minutes at the principal office of the corporation, or such other place as the Board of Directors may order, of all meetings of its directors and shareholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

     (b) To keep the seal of the corporation and to affix the same to all instruments which may require it.

     (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

     (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 13.4 hereof.

     (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President and Chief Executive Officer or a Vice President, or by any person thereunto authorized by either of them or by the Board of Directors or by the holders of a majority of the outstanding shares of the corporation.

     (g) Generally to do and perform all such duties as pertain to the office of the Corporate Secretary and as may be required by the Board of Directors.

     Section 7.2 Assistant Secretaries. Each Assistant Secretary shall have such powers and shall perform such duties as may be assigned to him by the Board of Directors; and in case of the absence, disability or death of the Corporate Secretary, an Assistant Secretary shall be designated by the Board of Directors to take his place and perform his duties.

                                  ARTICLE VIII

                     CHIEF FINANCIAL OFFICER AND TREASURER

     Section 8.1 Powers and Duties. The powers and duties of the Chief Financial Officer and Treasurer are:

     (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     (b) To have the custody of all funds, securities, evidence of indebtedness and other valuable documents of the corporation and, at the discretion of the Chief Financial Officer and Treasurer, to cause any or all thereof to be deposited for the account of the corporation with such depositary as may be designated from time to time by the Board of Directors.

     (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the corporation.

     (d) To pay out of the corporation funds on hand all just debts of the corporation of whatsoever nature upon maturity of the same and to disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

     (e) To render to the Chairman of the Board, to the President and Chief Executive Officer and to the Board of Directors, whenever they may require, accounts of all transactions and of the financial condition of the corporation.

     (f) Generally to do and perform all such duties as pertain to the office of Chief Financial Officer and Treasurer and as may be required by the Board of Directors.

     Section 8.2 Assistant Treasurers. Each Assistant Treasurer shall have such powers and shall perform such duties as may be assigned to him by the Board of Directors; and in case of the absence, disability or death of the Chief Financial Officer and Treasurer, an Assistant Treasurer shall be designated by the Board of Directors to take his place and perform his duties.

                                   ARTICLE IX

                                   CONTROLLER

     Section 9.1 Powers and Duties. The Controller shall have charge of the corporation's books of accounts, records and auditing, and generally do and perform all such other duties as pertain to his office and as may be required by the Board of Directors.

                                   ARTICLE X

                            COMMITTEES OF THE BOARD

     Section 10.1 Appointment and Procedure. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, including an Audit Committee, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.

     Section 10.2 Powers. Any committee appointed by the Board of Directors, to the extent provided in the resolution of the Board or in these Bylaws, shall have all the authority of the Board except with respect to:

     (a) the approval of any action which requires the approval or vote of the shareholders;

     (b) the filling of vacancies on the Board or on any committee;

     (c) the fixing of compensation of the directors for serving on the Board or on any committee;

     (d) the amendment or repeal of Bylaws or the adoption of new Bylaws;

     (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

     (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board;

     (g) the appointment of other committees of the Board or the members thereof.

     Section 10.3 Executive Committee. In the event that the Board of Directors appoints an Executive Committee, such Executive Committee shall include the Chairman of the Board, if any, as one of its members. In all cases in which specific directions to the contrary shall not have been given by the Board of Directors, such Executive Committee shall have and may exercise, during the intervals between the meetings of the Board of Directors, all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation (except as provided in Section 10.2 hereof ) in such manner as the Executive Committee may deem in the best interest of the corporation.

                                   ARTICLE XI

                            MEETINGS OF SHAREHOLDERS

     Section 11.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the shareholders of the corporation shall be held at the principal office for the transaction of business as specified in accordance with Section
1.1 hereof, or any place within or without the State which may be designated by written consent of all the shareholders entitled to vote thereat, or which may be designated by the Board of Directors.

     Section 11.2 Time of Annual Meetings. The annual meeting of the shareholders shall be held at such time on such date within the month of April of each year as shall be designated from time to time by resolution of the Board of Directors.

     Section 11.3 Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10% of the votes at the meeting.

     Section 11.4 Notice of Meetings.

     (a) Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 10 nor more than 60 days before the day of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to provisions of subdivision (b) any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

     (b) Any shareholder approval at a meeting, other than unanimous approval by those entitled to vote, on any of the matters listed below shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

          (1) a proposal to approve a contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more directors has a material financial interest;

          (2) a proposal to amend the Articles of Incorporation;

          (3) a proposal regarding a reorganization, merger or consolidation involving the corporation;

          (4) a proposal to wind up and dissolve the corporation;

          (5) a proposal to adopt a plan of distribution of the shares, obligations or securities of any other corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of any preferred shares as specified in the Articles of Incorporation.

     Section 11.5 Delivery of Notice. Notice of a shareholders' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this section, executed by the secretary, assistant secretary or any transfer agent, shall be prima facie evidence of the giving of notice or report.

     If any notice or report addressed to the shareholders at the address of such shareholder appearing on the books of the corporation is returned to the corporation by United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

     Section 11.6 Adjourned Meetings. When a shareholders' meeting is adjourned to another time or place, unless the Bylaws otherwise require and except as provided in this section, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     Section 11.7 Attendance at Shareholders' Meeting. Attendance of a person at a meeting of shareholders shall constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the California General Corporation Law to be included in the notice but not so included in the notice if such objection is expressly made at the meeting.

     Section 11.8 Quorum.

     (a) The presence in person or by proxy at any meeting of persons entitled to case a majority of the votes entitled to be cast by the outstanding voting shares shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of votes entitled to be cast by the shares represented at the meeting and entitled to vote on any matter shall be the act of shareholders, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation or these Bylaws and except as provided in subdivision (b).

     (b) The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by an affirmative vote equal to at least a majority of the votes required to constitute a quorum.

     (c) In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of votes entitled to be cast by the shares represented either in person or by proxy, but no other business may be transacted, except as provided in subdivision (b).

     Section 11.9 Actions Without Meeting.

     (a) Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that, subject to the provisions of Section 2.6, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

     (b) Unless the consents of all shareholders entitled to vote have been solicited in writing,

          (1) notice of any shareholder approval on matters described in subparagraphs (1), (3) or (5) of subdivision (b) Section 11.4 or respecting indemnification of agents of the corporation without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and

          (2) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing; the provisions of Section 11.5 shall apply to such notice.

     Section 11.10 Revocation of Consent. Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

     Section 11.11 Voting Rights. Except as provided in Section 11.13 or in the Articles of Incorporation or in the Certificate of Determination of Preferences of any series of preferred shares or in any statute relating to the election of directors or to other particular matters, each holder of preferred shares entitled to be voted shall be entitled to sixteen votes for each such preferred share and each holder of common shares entitled to be voted shall be entitled to one vote for each common share with respect to each matter submitted to a vote of shareholders. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

     Section 11.12 Determination of Holders of Record.

     (a) In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action.

     (b) In the absence of any record date set by the Board of Directors pursuant to subdivision (a) above, then:

          (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

          (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

          (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

     (c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

     (d) Shareholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles or these Bylaws or by agreement or applicable law.

     Section 11.13 Elections for Directors.

     (a) Every shareholder complying with subdivision (b) and entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit.

     (b) No shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of votes to which the shareholder's shares are entitled pursuant to Section 11.11) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given written notice to the chairman of the meeting at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

     (c) In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

     (d) Elections for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins or unless the Bylaws so require.

     Section 11.14 Proxies.

     (a) Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. Any proxy purporting to be executed in accordance with the provisions of the General Corporation Law of the State of California shall be presumptively valid.

     (b) No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this section. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of the execution, regardless of the postmark dates on the envelopes in which they are mailed.

     (c) A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

     Section 11.15 Inspectors of Election.

     (a) In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the holders of shares entitled to cast a majority of the votes entitled to be cast by the shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

     (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the fact stated thereon.

                                  ARTICLE XII

                             MEETINGS OF DIRECTORS

     Section 12.1 Place of Meetings. Unless otherwise specified in the notice thereof, meetings (whether regular, special or adjourned) of the Board of Directors of this corporation shall be held at the principal office of the corporation for the transaction of business, as specified in accordance with
Section 1.1 hereof, which is
hereby designated as an office for such purpose in accordance with the laws of the State of California, or at any other place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board.

     Section 12.2 Regular Meetings. Regular meetings of the Board of Directors of which no notice need be given except as required by the laws of the State of California, shall be held after the adjournment of each annual meeting of the shareholders (which meeting shall be designated the Regular Annual Meeting) and at such other times as may be designated from time to time by resolution of the Board of Directors.

     Section 12.3 Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or the President or by any Vice President or the Secretary or by any two or more of the directors.

     Section 12.4 Notice of Meetings. Except in the case of regular meetings, notice of which has been dispensed with, the meetings of the Board of Directors shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, telegraph, or other electronic or wireless means. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. Except as set forth in Section 12.6, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

     Section 12.5 Quorum. A majority of the authorized number of directors constitute a quorum of the Board for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors except as otherwise provided by law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 12.6 Adjourned Meetings. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

     Section 12.7 Waiver of Notice and Consent.

     (a) Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

     (b) The transactions of any meeting of the Board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 12.8 Action Without a Meeting. Any action required or permitted to be taken by the Board may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

     Section 12.9 Conference Telephone Meetings. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

     Section 12.10 Meetings of Committees. The provision of this Article apply also to committees of the Board and action by such committees.

                                  ARTICLE XIII

                               SUNDRY PROVISIONS

     Section 13.1 Instruments in Writing. All checks, drafts, demands for money and notes of the corporation, and all written contracts of the corporation, shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time by resolution designate. No officer, agent, or employee of the corporation shall have power to bind the corporation by contract or otherwise unless authorized to do so by these Bylaws or by the Board of Directors.

     Section 13.2 Fiscal Year. The fiscal year of this corporation shall be the calendar year.

     Section 13.3 Shares Held by the Corporation. Shares in other corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by the President or by any other officer of this corporation authorized so to do by resolution of the Board of Directors.

     Section 13.4 Certificates of Stock There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Any holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President and Chief Executive Officer or a Vice President and by the Chief Financial Officer and Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Section 13.5 Lost Certificates. The Board of Directors may by resolution provide that in the event any certificate or certificates for shares of the capital stock of the corporation shall be alleged to have been lost or destroyed, no new certificate or certificates shall be issued in lieu thereof until an indemnity bond in such form and in such amount as shall be approved by the President and Chief Executive Officer or a Vice President of the corporation shall have been furnished. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates as it shall in its discretion deem appropriate.

     Section 13.6 Certification and Inspection of Bylaws. The corporation shall keep at its principal executive office in this state, or if its principal executive office is not in this state at its principal business office in this state, the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, it shall upon the written request of any shareholder furnish to such shareholder a copy of the Bylaws as amended to date.

     Section 13.7 Notices. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United State mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

     Section 13.8 Reports to Shareholders. The Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year or within such shorter time period as may be required by applicable law, and such annual report shall contain such information and be accompanied by such other documents as may be required by applicable law.

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

                                  ARTICLE XIV

           CONSTRUCTION OF BYLAWS WITH REFERENCE TO PROVISIONS OF LAW

     Section 14.1 Definitions. Unless defined otherwise in these Bylaws or unless the context otherwise requires, terms used herein shall have the same meaning, if any, ascribed thereto in the California General Corporation Law, as amended from time to time.

     Section 14.2 Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

     Section 14.3 Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in
Section 14.2 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

                                   ARTICLE XV

                    ADOPTION, AMENDMENT OR REPEAL OF BYLAWS

     Section 15.1 By Shareholders. Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the votes entitled to be cast by the outstanding voting shares of the corporation.

     Section 15.2 By the Board of Directors. Subject to the right of shareholders to adopt, amend or repeal Bylaws other than a Bylaw or amendment thereof changing the authorized number of directors may be adopted, amended or repealed by the Board of Directors. A Bylaw adopted by the shareholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal any or all Bylaws.

                        CALIFORNIA WATER SERVICE COMPANY

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                                     PROXY


PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, the stock of the undersigned at the Annual Meeting of Shareholders of California Water Service Company to be held at 1720 N. First Street, San Jose, California on Wednesday, April 16, 1997 at 10:00 A.M., or at any adjournment thereof.


PLEASE DATE, SIGN AND MAIL IMMEDIATELY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                SEE REVERSE SIDE

/X/  Please mark votes as in this example.

IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE FORMATION OF A HOLDING COMPANY, FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTORS, AND FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK, LLP AS AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF THESE MATTERS.

1.      PROPOSAL TO APPROVE THE FORMATION OF A HOLDING COMPANY

        FOR:     ____
        AGAINST: ____
        ABSTAIN: ____

2.      ELECTION OF DIRECTORS

        FOR ALL NOMINEES: ____    WITHHELD FROM ALL NOMINEES: ____
        (except as marked below)

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH NOMINEE'S NAME IN THE LIST BELOW.)

Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke, Linda R. Meier, Peter C. Nelson, C.H. Stump, Edwin E. van Bronkhorst, Richard P. Magnuson, and J.W. Weinhardt.

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK, LLP as the independent auditors of the Company.

        FOR:     ____
        AGAINST: ____
        ABSTAIN: ____

4. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ____

NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, California law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE DATE, SIGN and RETURN PROMPTLY

Signature _______________________  Date _______________

Signature _______________________  Date _______________